This is filed pursuant to Rule 497(c).
File Nos. 002-85921 and 811-03829.

The Alliance Bond Funds

The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income.

Prospectus and Application

March 1, 2000

Investment Grade Funds

      >     Alliance U.S. Government Portfolio
      >     Alliance Limited Maturity Government Fund
      >     Alliance Mortgage Securities Income Fund
      >     Alliance Quality Bond Portfolio

Corporate Bond Funds

      >     Alliance Corporate Bond Portfolio
      >     Alliance High Yield Fund

Multi-Sector Fund

      >     Alliance Global Strategic Income Trust

Global Bond Funds

      >     Alliance North American Government Income Trust
      >     Alliance Global Dollar Government Fund
      >     Alliance Multi-Market Strategy Trust


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

Investment Products Offered
-----------------------------
>     Are Not FDIC Insured
>     May Lose Value
>     Are Not Bank Guaranteed
-----------------------------

--------------------------------------------------------------------------------
                                Table Of Contents
--------------------------------------------------------------------------------

                                                                            Page
RISK/RETURN SUMMARY ........................................................   3
Investment Grade Funds .....................................................   4
Corporate Bond Funds .......................................................   8
Multi-Sector Fund ..........................................................  10
Global Bond Funds ..........................................................  11
Summary of Principal Risks .................................................  14
Principal Risks by Fund ....................................................  16

FEES AND EXPENSES OF THE FUNDS .............................................  17

GLOSSARY ...................................................................  19

DESCRIPTION OF THE FUNDS ...................................................  20
Investment Objectives and Principal Policies ...............................  20
Description of Additional Investment Practices .............................  27
Additional Risk Considerations .............................................  37

MANAGEMENT OF THE FUNDS ....................................................  40

PURCHASE AND SALE OF SHARES ................................................  43
How The Funds Value Their Shares ...........................................  43
How To Buy Shares ..........................................................  43
How To Exchange Shares .....................................................  43
How To Sell Shares .........................................................  43

DIVIDENDS, DISTRIBUTIONS AND TAXES .........................................  44

DISTRIBUTION ARRANGEMENTS ..................................................  45

GENERAL INFORMATION ........................................................  46

FINANCIAL HIGHLIGHTS .......................................................  47

APPENDIX A: BOND RATINGS ...................................................  54

APPENDIX B: GENERAL INFORMATION ABOUT
  CANADA, MEXICO AND ARGENTINA .............................................  57

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Bond Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks is on pages 14 - 16.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

INVESTMENT GRADE FUNDS

The Investment Grade Funds offer a selection of alternatives to investors seeking high current income consistent with the preservation of capital through investments primarily in investment grade (rated Baa or BBB or above) securities.

Alliance U.S. Government Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income that is consistent with Alliance's determination of prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Fund also may invest in non-U.S. Government mortgage-related and asset-backed securities and in high grade debt securities secured by mortgages on commercial real estate or residential rental properties. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund may invest in mortgage-related and asset-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                               1 Year      5 Years      10 Years
--------------------------------------------------------------------------------

Class A                                        -7.32%        5.03%         5.91%
--------------------------------------------------------------------------------
Class B                                        -6.52%        5.15%         5.95%
--------------------------------------------------------------------------------
Class C                                        -4.72%        5.18%         5.69%
--------------------------------------------------------------------------------
Lehman Brothers
Government
Bond Index                                     -2.23%        7.44%         7.48%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1999 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (9/30/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 4.97% and 3.73%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 6.86% and 5.85%, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91     92     93      94      95     96     97     98      99
--------------------------------------------------------------------------------
 7.86   15.74   6.03   9.72   -4.38   16.58   0.34   8.55   8.60   -3.21

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 6.12%, 3rd quarter, 1991; and Worst quarter was down -3.41%, 1st quarter, 1994.

Alliance Limited Maturity Government Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income consistent with low volatility of net asset value.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities. The Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on Alliance's assessment of relative yields on securities of different maturities and the expected effect of changes in interest rates on the market value of the Fund's portfolio. At all times, however, each of the Fund's securities has either a remaining maturity of not more than 10 years or a duration not exceeding that of a ten-year Treasury note.

The Fund also may invest up to 35% of its total assets in:

o high-quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities;

o     treasury securities issued by private issuers;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks with assets of more than $1 billion;

o higher quality commercial paper or, if unrated, commercial paper issued by companies that have high-quality debt issues outstanding; and

o     high-quality debt securities of corporate issuers.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, leveraging risk, liquidity risk and market risk. Because the Fund may invest in mortgage-related and asset-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                           Since
                                                    1 Year   5 Years   Inception
--------------------------------------------------------------------------------
Class A                                             -5.11%     3.82%       3.75%
--------------------------------------------------------------------------------
Class B                                             -4.57%     3.94%       3.59%
--------------------------------------------------------------------------------
Class C                                             -2.69%     3.95%       3.60%
--------------------------------------------------------------------------------
Lehman Brothers
Government
Bond Index                                          -2.23%     7.44%       6.53%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1999 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (6/1/92). Since Inception index return is from month-end of inception of Class A and Class B shares.

Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C shares since its actual inception date was 3.29%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 5.85%.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91     92     93      94      95     96     97     98      99
--------------------------------------------------------------------------------
  n/a     n/a    n/a   6.21    0.26    7.08   4.01   7.03   6.70   -0.93

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 4.21%, 3rd quarter, 1998; and Worst quarter was down -1.06%, 2nd quarter, 1999.

Alliance Mortgage Securities Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income to the extent consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of mortgage-related securities, including collateralized mortgage obligations or CMOs. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or, if unrated, are of comparable quality. The average weighted maturity of the Fund's portfolio of debt securities is expected to vary between two and ten years.

The Fund also may invest up to 35% of its total assets in:

o     U.S. Government securities;

o     qualifying bank deposits;

o prime commercial paper or, if unrated, commercial paper issued by companies that have high-quality debt issues outstanding;

o high-grade debt securities secured by mortgages on commercial real estate or residential rental properties; and

o     high-grade asset-backed securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, leveraging risk, derivatives risk, and market risk. Because the Fund may invest in mortgage-related securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                     1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Class A                                              -3.50%     5.88%      6.62%
--------------------------------------------------------------------------------
Class B                                              -2.81%     6.01%      6.59%
--------------------------------------------------------------------------------
Class C                                              -0.81%     6.03%      6.34%
--------------------------------------------------------------------------------
Lehman Brothers
Mortgage-Backed
Securities Index                                      1.86%     7.98%      7.78%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1999 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (1/30/92) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 4.99% and 4.05%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 6.69% and 6.16%, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91     92     93      94      95     96     97     98      99
--------------------------------------------------------------------------------
10.95   15.44   7.73  10.14   -6.14   15.35   4.23   8.40   5.82    0.79

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 5.90%, 4th quarter, 1990; and Worst quarter was down -4.30%, 1st quarter, 1994.

Alliance Quality Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high current income consistent with preservation of capital by investing in investment grade fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests in readily marketable securities that do not involve undue risk of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or, if unrated, are of comparable quality. The Fund has the flexibility to invest in long- and short-term fixed-income securities depending on Alliance's assessment of prospective cyclical interest rate changes.

The Fund also may:

o     use derivatives strategies;

o invest in convertible debt securities, preferred stock and dividend-paying stocks;

o     invest in U.S. Government obligations; and

o     invest in foreign fixed-income securities.

The principal risks of investing in the Fund are interest rate risk, credit risk, derivatives risk and market risk. To the extent the Fund invests in foreign securities, it has foreign risk and currency risk.

BAR CHART AND PERFORMANCE TABLE

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

CORPORATE BOND FUNDS

The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

Alliance Corporate Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily to maximize income over the long term to the extent consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in corporate bonds. The Fund may invest up to 50% of its total assets in foreign debt securities, primarily corporate debt securities and sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, will be U.S. Dollar denominated. The Fund also may invest in income-producing equity securities. While the Fund invests primarily (currently 65%) in investment grade debt securities, it also may invest a significant amount of its total assets in lower-rated debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Fund pursues a more aggressive investment strategy than other corporate bond funds. The Fund's investments tend to have a relatively long average weighted maturity and duration. The Fund emphasizes both foreign corporate and sovereign debt obligations, as well as corporate bonds that are expected to benefit from improvements in their issuers' credit fundamentals.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund emphasizes investments with a relatively long average maturity and duration, its returns may be more volatile than other corporate bond funds. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than an investment in a fund that invests solely in higher-rated securities. The Fund's investments in foreign debt obligations have foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                     1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Class A                                              -2.43%      8.96%     9.51%
--------------------------------------------------------------------------------
Class B                                              -1.56%      9.17%     9.45%
--------------------------------------------------------------------------------
Class C                                                0.24%     9.17%     9.23%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                                                -0.82%      7.73%     7.70%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1999 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (1/8/93) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 8.34% and 6.91%, respectively. Index returns for the comparable periods (which date from month-end following applicable class inception date) were 6.21% and 6.05%, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91     92     93      94      95     96     97     98      99
--------------------------------------------------------------------------------
 5.54   18.05  13.07  31.09  -12.75   27.98  10.02  11.81  -0.03    1.94

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 15.61%, 2nd quarter, 1995; and Worst quarter was down -8.43%, 1st quarter, 1994.

Alliance High Yield Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to achieve a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund primarily invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Fund seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                               1 Year  Inception
--------------------------------------------------------------------------------
Class A                                                        -5.95%      5.30%
--------------------------------------------------------------------------------
Class B                                                        -6.10%      5.66%
--------------------------------------------------------------------------------
Class C                                                        -3.47%      6.26%
--------------------------------------------------------------------------------
First Boston
High Yield Index                                                3.28%      5.13%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1999 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A, Class B and Class C shares (4/22/97). Since Inception index return is from month-end of inception of Class A, Class B and Class C shares.

BAR CHART
--------------------------------------------------------------------------------

The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91     92     93      94      95     96     97     98      99
--------------------------------------------------------------------------------
  n/a     n/a    n/a    n/a     n/a     n/a    n/a    n/a  -1.96   -1.79

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 6.29%, 1st quarter, 1998; and Worst quarter was down -9.63%, 3rd quarter, 1998.

MULTI-SECTOR FUND

The Multi-Sector Fund offers investors seeking high current income the alternative of investing in a variety of traditional and non-traditional fixed income sectors based on Alliance's evaluation of changes in major economic and credit cycles around the world.

Alliance Global Strategic Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in debt securities of U.S. and non-U.S. companies, U.S. Government and foreign governments, and supranational entities. The Fund's foreign investments are generally denominated in foreign currencies. The Fund, however, generally seeks to hedge currency risk. The Fund normally invests at least 65% of its total assets in debt securities of companies located in at least three countries, one of which may be the United States. The Fund limits its investments in any one foreign country to 25% of its total assets.

The Fund invests at least 65% of its total assets in investment grade securities, but also may invest up to 35% of its total assets in lower-rated securities. The average weighted maturity of the Fund's investments varies between five and 30 years.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may:

o     use derivatives strategies;

o     invest in structured securities;

o     invest in Eurodollar instruments and foreign currencies;

o     invest in asset-backed and mortgage-related securities;

o     enter into repurchase agreements; and

o     invest in floating, variable, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in foreign issuers have foreign risk and currency risk. To the extent the Fund invests in lower-rated securities, your investment is subject to more risk than an investment in a fund that invests primarily in higher-rated securities. The Fund's use of derivatives strategies has derivatives risk. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                           Since
                                                              1 Year   Inception
--------------------------------------------------------------------------------
Class A                                                         3.05%     10.20%
--------------------------------------------------------------------------------
Class B                                                         3.00%     10.47%
--------------------------------------------------------------------------------
Class C                                                         5.93%     10.65%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index                                           -0.82%      5.13%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1999 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A shares (1/9/96). Since Inception index return is from month-end of inception of Class A shares.

Performance information for periods prior to the inception of Class B shares and Class C shares (3/21/96) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 10.57% and 10.76%, respectively. The index return for the comparable period (which date from month-end following applicable Class inception date) was 6.06%.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91     92     93      94      95     96     97     98      99
--------------------------------------------------------------------------------
  n/a     n/a    n/a    n/a     n/a     n/a    n/a  14.96   1.99    7.47

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 6.86%, 2nd quarter, 1997; and Worst quarter was down -5.68%, 3rd quarter, 1998.

GLOBAL BOND FUNDS

The Global Bond Funds offer a selection of alternatives to investors seeking a high level of current income through investments primarily in foreign government securities.

Alliance North American Government Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the United States), agencies, instrumentalities or authorities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Fund also invests significantly in debt securities issued by Argentine government entities. The Fund also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Fund's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Fund's portfolio is expected to vary between one year or less and 30 years.

The Fund may use significant borrowings for leverage. The Fund also may:

o     use derivative strategies; and

o     invest in variable, floating, and inverse floating rate instruments.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk and leveraging risk. The Fund's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                           Since
                                                    1 Year   5 Years   Inception
--------------------------------------------------------------------------------
Class A                                              3.23%    15.54%       7.89%
--------------------------------------------------------------------------------
Class B                                              4.10%    15.52%       7.60%
--------------------------------------------------------------------------------
Class C                                              6.15%    15.56%       7.62%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                                               -0.82%     7.73%       6.94%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1999 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (3/27/92). Since Inception index return is from month-end of inception of Class A and Class B shares.

Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C shares since its inception date was 7.11%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 6.05%.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91     92     93      94      95     96     97     98      99
--------------------------------------------------------------------------------
  n/a     n/a    n/a  18.64  -30.24   31.01  24.20  14.98  6.530    7.87

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 17.23%, 2nd quarter, 1995; and Worst quarter was down -23.19%, 4th quarter, 1994.

Alliance Global Dollar Government Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in sovereign debt obligations, although it may invest up to 35% of its total assets in U.S. and non-U.S. corporate debt securities. The Fund invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Fund's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

The Fund's non-U.S. investments emphasize emerging markets and developing countries. The Fund limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will not invest more than 10% of its total assets in any other single foreign country.

The average weighted maturity of the Fund's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may use derivatives strategies; invest in structured securities; invest in fixed and floating rate loans to sovereign debt issuers; enter into repurchase agreements; and invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and country or geographic risk. Because the Fund invests in emerging markets and in developing countries, the Fund's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an instrument in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                           Since
                                                    1 Year   5 Years   Inception
--------------------------------------------------------------------------------
Class A                                             21.36%    12.52%       7.91%
--------------------------------------------------------------------------------
Class B                                             22.78%    12.59%       7.86%
--------------------------------------------------------------------------------
Class C                                             24.96%    12.68%       7.91%
--------------------------------------------------------------------------------
J.P. Morgan
Emerging
Markets Bond
Index                                               21.56%    16.54%      11.65%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1999 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A, Class B and Class C shares (2/25/94). Since Inception index return is from month-end of inception of Class A, Class B and Class C shares.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91     92     93      94      95     96     97       98      99
--------------------------------------------------------------------------------
  n/a     n/a    n/a    n/a     n/a   25.47  39.44   9.01   -22.05   26.34

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 26.16%, 2nd quarter, 1995; and Worst quarter was down -28.68%, 3rd quarter, 1998.

Alliance Multi-Market Strategy Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

The Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. The Fund may use significant borrowings for leverage. The Fund also may:

o     use derivatives strategies;

o     invest in prime commercial paper or unrated paper of equivalent quality;

o     enter into repurchase agreements; and

o     invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in debt securities denominated in foreign currencies have foreign risk and currency risk. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                           Since
                                                    1 Year   5 Years   Inception
--------------------------------------------------------------------------------
Class A                                             -1.74%     6.50%       3.36%
--------------------------------------------------------------------------------
Class B                                             -1.04%     6.54%       3.08%
--------------------------------------------------------------------------------
Class C                                              0.86%     6.55%       3.08%
--------------------------------------------------------------------------------
Merrill Lynch
1-3 Year
Government
Bond Index                                           3.12%     6.52%       6.10%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1999 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (5/29/91). Since Inception index return is from month-end of inception of Class A and Class B shares.

Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C shares since its actual inception date was 3.62%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 5.44%.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91     92     93      94      95     96     97     98      99
--------------------------------------------------------------------------------
  n/a     n/a  -2.49  10.91  -12.77    6.00  16.19   6.71   6.17    2.58

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 5.46%, 2nd quarter, 1995; and Worst quarter was down -8.18%, 4th quarter, 1994.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds subject to the risks appear in a chart at the end of this section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in debt securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. All of the Funds have interest rate risk. Increases in interest rates may cause the value of a Fund's investments to decline.

Even Funds such as the Alliance U.S. Government, Alliance Limited Maturity Government and Alliance Quality Bond that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Funds that invest a significant portion of their assets in lower-rated securities or comparable unrated securities such as Alliance Corporate Bond, Alliance High Yield, Alliance Global Strategic Income and Alliance Global Dollar Government.

Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities, such as Alliance Corporate Bond, Alliance Global Strategic Income, Alliance North American Government Income and Alliance Global Dollar Government. This risk is compounded for the Funds that invest a substantial portion of their assets in mortgage-related or other asset-backed securities, such as Alliance U.S. Government, Alliance Mortgage Securities Income, and Alliance Quality Bond. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for Alliance Quality Bond, Alliance Corporate Bond, Alliance Global Strategic Income and Alliance Global Dollar Government, which invest in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Funds such as Alliance Mortgage Securities Income, Alliance Corporate Bond, Alliance High Yield, Alliance Global Strategic Income and Alliance Global Dollar Government that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Funds such as Alliance High Yield and Alliance Global Dollar Government may be subject to greater credit risk because they invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities that are not current in the payment of interest or principal or are in default. Funds such as Alliance Quality Bond, Alliance North American Government Income, Alliance Global Dollar Government and Alliance Multi-Market Strategy that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Funds are subject to this risk.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All Alliance Funds that invest in foreign securities are subject to this risk, including Alliance Limited Maturity Government, Alliance Quality Bond, Alliance Corporate Bond, Alliance High Yield, Alliance Global Strategic Income, Alliance North American Government Income, Alliance Global Dollar Government and Alliance Multi-Market Strategy. These Funds' investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

Political, social, and economic changes in a particular country could result in increased risks for Alliance Global Strategic Income and Alliance Global Dollar Government, which invest a substantial portion of their assets in sovereign debt obligations, including Brady Bonds. The investments in emerging market countries of Alliance North American Government Income and Alliance Global Dollar Government are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance North American Government Income and Alliance Multi-Market Strategy.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds such as Alliance Limited Maturity Government, Alliance Quality Bond, Alliance High Yield, Alliance Global Strategic Income, Alliance North American Government Income and Alliance Multi-Market Strategy that invest in securities denominated in, and/or companies receiving revenues in, foreign currencies are subject to currency risk.

DIVERSIFICATION RISK

Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. Alliance Global Strategic Income, Alliance North American Government Income, Alliance Global Dollar Government and Alliance Multi-Market Strategy are not "diversified." This means that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Fund's net asset value. Similarly, a Fund that concentrates its investments in a particular industry, such as Alliance Multi-Market Strategy, which invests at least 25% of its assets in the banking industry, could have increased risks because factors affecting that industry could have a more significant effect on the value of the Fund's investments.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Fund may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

DERIVATIVES RISK

All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Funds use derivatives as direct investments to earn income, enhance yield and broaden Fund diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices. Funds that invest in structured securities, such as Alliance Corporate Bond, Alliance Global Strategic Income and Alliance Global Dollar Government, could have increased derivatives risk.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. All of the Funds are subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.

PRINCIPAL RISKS BY FUND

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

------------------------------------------------------------------------------------------------------------------------------------
                                                               Country or             Diversi-    Lev-   Deriva-  Liquid-
                            Interest  Credit  Market  Foreign  Geographic  Currency   fication  eraging   tives     ity     Manage-
Fund                        Rate Risk  Risk    Risk     Risk       Risk      Risk       Risk      Risk     Risk     Risk   ment Risk
------------------------------------------------------------------------------------------------------------------------------------
Alliance U.S. Government        o       o       o                                                           o        o        o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Limited
Maturity Government             o       o       o        o                    o                    o        o        o        o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Mortgage
Securities Income               o       o       o                                                  o        o        o        o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond           o       o       o        o                    o                    o        o        o        o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Corporate Bond         o       o       o        o                                         o        o        o        o
------------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield             o       o       o        o                    o                    o        o        o        o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global
Strategic Income                o       o       o        o                    o          o         o        o        o        o
------------------------------------------------------------------------------------------------------------------------------------
Alliance North American
Government Income               o       o       o        o          o         o          o         o        o        o        o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global
Dollar Government               o       o       o        o          o                    o         o        o        o        o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Multi-Market
Strategy                        o       o       o        o          o         o          o         o        o        o        o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Fees and Expenses of the Funds
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                 Class A Shares   Class B Shares(a)   Class B Shares(b)   Class C Shares
                                                 --------------   -----------------   -----------------   --------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)    4.25%            None                None                None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)         None             3.0%*               4.0%**              1.0%***

Exchange Fee                                     None             None                None                None

--------------------------------------------------------------------------------

(a) For all Funds except Alliance High Yield Fund and Alliance Global Strategic Income Trust.

(b)   For Alliance High Yield Fund and Alliance Global Strategic Income Trust.

* Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.

** Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.

***   For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                    Operating Expenses                                                         Examples
-----------------------------------------------------------  -----------------------------------------------------------------------
Alliance U.S. Government
Portfolio                       Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                                --------  --------  -------                    --------  --------  ----------  ---------  ----------
Management Fees                   .56%      .56%      .56%   After 1 Year      $   539   $   490   $   190     $   290    $   190
Distribution (12b-1) Fees         .30%     1.00%     1.00%   After 3 Years     $   781   $   688   $   588     $   588    $   588
Interest Expense                  .09%      .08%      .09%   After 5 Years     $ 1,041   $ 1,011   $ 1,011     $ 1,011    $ 1,011
Other Expenses                    .22%      .23%      .22%   After 10 Years    $ 1,785   $ 1,840   $ 1,840     $ 2,190    $ 2,190
                                 ----      ----      ----
Total Fund Operating Expenses    1.17%     1.87%     1.87%
                                 ====      ====      ====

Alliance Limited Maturity
Government Fund                 Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                                --------  --------  -------                    --------  --------  ----------  ---------  ----------
Management Fees                   .65%      .65%      .65%   After 1 Year      $   665   $   626   $   326     $   424    $   324
Distribution (12b-1) Fees         .30%     1.00%     1.00%   After 3 Years     $ 1,165   $ 1,095   $   995     $   989    $   989
Interest Expense                  .86%      .89%      .88%   After 5 Years     $ 1,689   $ 1,688   $ 1,688     $ 1,678    $ 1,678
Other Expenses                    .67%      .69%      .68%   After 10 Years    $ 3,121   $ 3,203   $ 3,203     $ 3,512    $ 3,512
                                 ----      ----      ----
Total Fund Operating Expenses    2.48%     3.23%     3.21%
                                 ====      ====      ====

Alliance Mortgage Securities
Income Fund                     Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                                --------  --------  -------                    --------  --------  ----------  ---------  ----------
Management Fees                   .53%      .53%      .53%   After 1 Year      $   613   $   562   $   262     $   367    $   267
Distribution (12b-1) Fees         .30%     1.00%     1.00%   After 3 Years     $ 1,005   $   905   $   805     $    820   $   820
Interest Expense                  .77%      .70%      .77%   After 5 Years     $ 1,423   $ 1,375   $ 1,375     $ 1,400    $ 1,400
Other Expenses                    .33%      .36%      .34%   After 10 Years    $ 2,583   $ 2,617   $ 2,617     $ 2,973    $ 2,973
                                 ----      ----      ----
Total Fund Operating Expenses    1.93%     2.59%     2.64%
                                 ====      ====      ====

Alliance Quality Bond
Portfolio                       Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                                --------  --------  -------                    --------  --------  ----------  ---------  ----------
Management Fees                   .55%      .55%      .55%   After 1 Year      $   521   $   471   $   171     $   271    $   171
Distribution (12b-1) Fees         .30%     1.00%     1.00%   After 3 Years@    $   961   $   872   $   772     $   772    $   772
Other Expenses                   1.30%     1.30%     1.30%   After 5 Years@    $ 1,427   $ 1,400   $ 1,400     $ 1,400    $ 1,400
                                 ----      ----      ----
Total Fund Operating Expenses    2.15%     2.85%     2.85%   After 10 Years@   $ 2,714   $ 2,770   $ 2,770     $ 3,092    $ 3,092
                                 ====      ====      ====

Waiver and/or Expense
   Reimbursement +++            (1.17)%   (1.17)%   (1.17)%
                                 ----      ----      ----
Net Expenses                      .98%     1.68%     1.68%
                                 ====      ====      ====

                    Operating Expenses                                                         Examples
-----------------------------------------------------------  -----------------------------------------------------------------------
Alliance Corporate Bond
Portfolio                       Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                                --------  --------  -------                    --------  --------  ----------  ---------  ----------
Management Fees                   .55%      .55%      .55%   After 1 Year      $   533   $   485   $   185     $   284    $   184
Distribution (12b-1) Fees         .30%     1.00%     1.00%   After 3 Years     $   763   $   673   $   573     $   569    $   569
Other Expenses                    .26%      .27%      .26%   After 5 Years     $ 1,011   $   985   $   985     $   980    $   980
                                 ----      ----      ----
Total Fund Operating Expenses    1.11%     1.82%     1.81%   After 10 Years    $ 1,719   $ 1,780   $ 1,780     $ 2,127    $ 2,127
                                 ====      ====      ====

Alliance High Yield Fund        Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                                --------  --------  -------                    --------  --------  ----------  ---------  ----------
Management Fees                   .75%      .75%      .75%   After 1 Year      $   553   $   606   $   206     $   305    $   205
Distribution (12b-1) Fees         .30%     1.00%     1.00%   After 3 Years     $   823   $   837   $   637     $   634    $   634
Other Expenses                    .26%      .28%      .27%   After 5 Years     $ 1,113   $ 1,093   $ 1,093     $ 1,088    $ 1,088
                                 ----      ----      ----
Total Fund Operating Expenses    1.31%     2.03%     2.02%   After 10 Years    $ 1,937   $ 2,173   $ 2,173     $ 2,348    $ 2,348
                                 ====      ====      ====

Alliance Global Strategic
Income Trust                    Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                                --------  --------  -------                    --------  --------  ----------  ---------  ----------
Management Fees                   .75%      .75%      .75%   After 1 Year      $   597   $   650   $   250     $   349    $   249
Distribution (12b-1) Fees         .30%     1.00%     1.00%   After 3 Years     $   959   $   970   $   770     $   767    $   767
Other Expenses                    .72%      .72%      .71%   After 5 Years     $ 1,344   $ 1,316   $ 1,316     $ 1,311    $ 1,311
                                 ----      ----      ----
Total Fund Operating Expenses    1.77%     2.47%     2.46%   After 10 Years    $ 2,420   $ 2,634   $ 2,634     $ 2,796    $ 2,796
                                 ====      ====      ====

Alliance North American
Government Income Trust         Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                                --------  --------  -------                    --------  --------  ----------  ---------  ----------
Management Fees++++                .73%      .73%      .73%   After 1 Year     $   628   $   581   $   281     $   381    $   281
Distribution (12b-1) Fees         .30%     1.00%     1.00%   After 3 Years     $ 1,052   $   962   $   862     $   862    $   862
Interest Expense                  .71%      .70%      .70%   After 5 Years     $ 1,501   $ 1,469   $ 1,469     $ 1,469    $ 1,469
Other Expenses                    .35%      .35%      .35%   After 10 Years    $ 2,743   $ 2,794   $ 2,794     $ 3,109    $ 3,109
                                 ----      ----      ----
Total Fund Operating Expenses    2.09%     2.78%     2.78%
                                 ====      ====      ====

Alliance Global Dollar
Government Fund                 Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                                --------  --------  -------                    --------  --------  ----------  ---------  ----------
Management Fees                   .75%      .75%      .75%   After 1 Year      $   580   $   534   $   234     $   333    $   233
Distribution (12b-1) Fees         .30%     1.00%     1.00%   After 3 Years     $   906   $   821   $   721     $   718    $   718
Other Expenses                    .54%      .56%      .55%   After 5 Years     $ 1,254   $ 1,235   $ 1,235     $ 1,230    $ 1,230
                                 ----      ----      ----
Total Fund Operating Expenses    1.59%     2.31%     2.30%   After 10 Years    $ 2,234   $ 2,301   $ 2,301     $ 2,636    $ 2,636
                                 ====      ====      ====

Alliance Multi-Market
Strategy Trust                  Class A   Class B   Class C                     Class A  Class B+  Class B++   Class C+   Class C++
                                --------  --------  -------                    --------  --------  ----------  ---------  ----------
Management Fees                   .60%      .60%      .60%   After 1 Year      $   565   $   518   $   218     $   318    $   218
Distribution (12b-1) Fees         .30%     1.00%     1.00%   After 3 Years     $   861   $   773   $   673     $   673    $   673
Other Expenses                    .54%      .55%      .55%   After 5 Years     $ 1,178   $ 1,154   $ 1,154     $ 1,154    $ 1,154
                                 ----      ----      ----
Total Fund Operating Expenses    1.44%     2.15%     2.15%   After 10 Years    $ 2,076   $ 2,137   $ 2,137     $ 2,483    $ 2,483
                                 ====      ====      ====

--------------------------------------------------------------------------------
+     Assumes redemption at end of period.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for Alliance High Yield Fund and Alliance Global Strategic Income Trust, 8 years.
+++ Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.
@ These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.
++++ Represents .65 of 1% of the Fund's average daily adjusted total net assets.

--------------------------------------------------------------------------------
                                    Glossary
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES
Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Equity securities are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Funds' investment policies as may be determined by Alliance to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

      o     ARMS, which are adjustable-rate mortgage securities;

      o     SMRS, which are stripped mortgage-related securities;

      o     CMOs, which are collateralized mortgage obligations;

      o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

      o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

      o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A under the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC.

RATING AGENCIES AND RATED SECURITIES
Duff & Phelps is Duff & Phelps Credit Rating Company.

Fitch is Fitch IBCA, Inc.

Higher quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch, or Duff 2 by Duff & Phelps.

Lower-rated securities are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

Prime commercial paper is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch, or Duff 1 by Duff & Phelps.

S&P is Standard & Poor's Ratings Services.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

LIBOR is the London Interbank Offered Rate.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

--------------------------------------------------------------------------------
                            Description Of The Funds
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments, and risks can be found in a Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

INVESTMENT GRADE FUNDS

The Investment Grade Funds offer investors high current income consistent with preservation of capital by investing primarily in investment grade (rated Baa or BBB or above) securities.

Alliance U.S. Government Portfolio

Alliance U.S. Government Portfolio seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. As a matter of fundamental policy, the Fund pursues its objective by investing at least 65% of its total assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Fund may invest the remaining 35% of its total assets in non-U.S. Government mortgage-related and asset-backed securities, including high-grade debt securities secured by mortgages on commercial real estate or residential rental properties.

The Fund will not invest in any security rated below BBB or Baa. The Fund may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance. The Fund expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, that are determined by Alliance to have undergone similar credit quality deterioration.

The Fund also may:

o     enter into reverse repurchase agreements and dollar rolls;

o enter into various hedging transactions, such as interest rate swaps, caps, and floors;

o     enter into forward contracts;

o     purchase and sell futures contracts for hedging purposes;

o purchase call and put options on futures contracts or on securities for hedging purposes; and

o     enter into repurchase agreements.

Alliance Limited Maturity Government Fund

Alliance Limited Maturity Government Fund seeks the highest level of current income, consistent with low volatility of net asset value. As a matter of fundamental policy, the Fund normally invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities.

In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Fund's portfolio. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note.

The Fund may invest up to 35% of its total assets in:

o high quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities;

o     treasury securities issued by private corporate issuers;

o     qualifying bank deposits;

o higher quality commercial paper or, if unrated, issued by companies that have high quality debt issues outstanding; and

o     high quality debt securities of corporate issuers.

The Fund may invest up to 15% of its total assets in high-quality debt securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers. The amount of Fund investments in foreign debt securities will vary and may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

The Fund also may:

o enter into futures contracts and purchase and write options on futures contracts;

o     enter into forward commitments;

o     enter into interest rate swaps, caps, and floors;

o     invest in Eurodollar instruments;

o     purchase and write put and call options on foreign currencies;

o     invest in variable, floating, and inverse floating rate instruments;

o     use reverse repurchase agreements and dollar rolls;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.

Alliance Mortgage Securities Income Fund

Alliance Mortgage Securities Income Fund seeks a high level of current income to the extent consistent with prudent investment risk. The Fund maintains at least 65% of its total assets in mortgage-related securities, including CMOs. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund expects that governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in these new types of securities.

The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or Baa3 by Moody's or that are of comparable quality. In the event that the credit rating of a security held by the Fund falls below investment grade (or, if in the case of unrated securities, Alliance determines that the quality of a security has deteriorated below investment grade), the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of Alliance, such investment is appropriate in the circumstances.

The Fund may invest up to 35% of its total assets in:

o     U.S. Government securities;

o     qualifying bank deposits;

o prime commercial paper or, if unrated, issued by companies that have an outstanding high quality debt issue; and

o     high-grade asset-backed securities.

The Fund also may:

o     enter into forward commitments;

o purchase put and call options written by others and write covered put and call options for hedging purposes;

o purchase high-grade debt securities secured by mortgages on commercial real estate or residential rental properties;

o     enter into interest rate swaps, caps, and floors;

o     enter into interest rate futures contracts;

o     invest in variable, floating, and inverse floating rate instruments;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

Alliance Quality Bond Portfolio

Alliance Quality Bond Portfolio seeks high current income consistent with preservation of capital by investing in investment grade fixed-income securities. In seeking to achieve its investment objective, the Fund invests in readily marketable securities with relatively attractive yields that do not involve undue risk of loss of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or Baa3 by Moody's or that are of comparable quality. The Fund normally maintains an average aggregate quality rating of its portfolio securities of at least A (S&P and Moody's). The Fund has the flexibility to invest in long- and short-term fixed-income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks based on Alliance's assessment of prospective cyclical interest rate changes.

In the event that the credit rating of a security held by the Fund falls below investment grade (or, if in the case of unrated securities, Alliance determines that the quality of a security has deteriorated below investment grade), the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of Alliance, such investment is appropriate in the circumstances.

The Fund also may:

o     purchase and sell interest rate futures contracts and options;

o     enter into interest rate swaps, caps and floors for hedging purposes;

o purchase put and call options and write covered put and call options on securities it may purchase;

o     write covered call options for cross-hedging purposes;

o invest in foreign fixed-income securities, but only up to 20% of its total assets;

o     enter into foreign currency futures contracts and related options;

o enter into forward foreign currency exchange contracts and options on foreign currencies for hedging purposes;

o     invest in CMOs;

o     invest in zero coupon securities and "pay-in-kind" debentures; and

o make secured loans of portfolio securities of up to 50% of its total assets.

CORPORATE BOND FUNDS

The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

Alliance Corporate Bond Portfolio

Alliance Corporate Bond Portfolio seeks primarily to maximize income over the long term to the extent consistent with providing reasonable safety in the value of each shareholder's investment and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities that give promise of relatively attractive yields but do not involve substantial risk of loss of capital. The Fund invests at least 65% of its net assets in debt securities. Although the Fund invests at least 65% of its total assets in corporate bonds, it also may invest in securities of non-corporate issuers. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between one year or less and 30 years.

The Fund follows an investment strategy that in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. The Fund's investments normally tend to have a relatively long average maturity and duration. The Fund places significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. In recent years the Fund frequently has had greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy.

The Fund's investments in fixed-income securities have no minimum rating requirement, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined to have undergone similar credit quality deterioration after purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The Fund may invest the remainder of its assets in lower-rated fixed-income securities. As of June 30, 1999, the Fund's investments were rated (or equivalent quality):

      o A or above               9.64%
      o Baa or BBB              47.40%
      o Ba or BB                37.26%
      o B                        1.82%
      o CC                       3.50%
      o C                         .38%
      o Unrated                     0%

The Fund may invest up to 50% of its total assets in foreign debt securities, which will consist primarily of corporate fixed-income securities and sovereign debt obligations. The Fund invests no more than 15% of its total assets in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within these limitations, the Fund has complete flexibility as to the types and relative proportions of securities in which it will invest. The Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. Substantially all of the Fund's investments, however, will be income producing.

The Fund also may:

o     invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans;

o for hedging purposes, purchase put and call options written by others and write covered put and call options;

o for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps, and floors;

o     invest in variable, floating, and inverse floating rate instruments;

o     invest in zero coupon and pay-in-kind securities; and

o     invest in CMOs and multi-class pass-through mortgage-related securities.

Alliance High Yield Fund

Alliance High Yield Fund seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund pursues this objective by investing primarily in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.

The Fund normally invests at least 65% of its total assets in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality. The Fund may not invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality.

As of August 31, 1999, the Fund's investments were rated (or equivalent quality):

      o A and above              7.70%
      o Ba or BB                12.79%
      o B                       63.04%
      o CCC                      3.07%
      o Unrated                 13.30%

The Fund may invest a portion of its assets in foreign securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Fund also may invest in:

o     U.S. Government securities;

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o     floating rate or master demand notes.

The Fund also may:

o     invest in mortgage-backed and asset-backed securities;

o invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates;

o     enter into forward commitments;

o write covered put and call options on debt securities, securities indices and foreign currencies and purchase put or call options on debt securities, securities indices and foreign currencies;

o purchase and sell futures contracts and related options on debt securities and on indices of debt securities;

o enter into contracts for the purchase or sale of a specific currency for hedging purposes only;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

MULTI-SECTOR FUND

The Multi-Sector Fund offers investors seeking high current income the alternative of investing in a variety of traditional and non-traditional fixed income sectors based on Alliance's evaluation of changes in major economic and credit cycles around the world.

Alliance Global Strategic Income Trust

Alliance Global Strategic Income Trust seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund also may use derivative instruments to attempt to enhance income. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.

The Fund normally invests at least 65% of its total assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund's investments in U.S. Government securities may include mortgage-related securities and zero coupon securities. The Fund's investments in fixed-income securities may include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities.

The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets.

The Fund also may:

o     invest in rights and warrants;

o     invest in loan participations and assignments;

o     invest in foreign currencies;

o purchase and write put and call options on securities and foreign currencies;

o     purchase or sell forward foreign exchange contracts;

o     invest in variable, floating, and inverse floating rate instruments;

o     invest in indexed commercial paper;

o     invest in structured securities;

o     purchase and sell securities on a forward commitment basis;

o     enter into standby commitments;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts;

o     invest in Eurodollar instruments;

o     enter into interest rate swaps, caps, and floors; and

o     make short sales of securities or maintain a short position;

o     enter into reverse repurchase agreements and dollar rolls;

o     make loans of portfolio securities; and

o     enter into repurchase agreements.

The Fund may borrow in order to purchase securities or make other investments, although it currently limits its borrowings to 25% of its total assets.

GLOBAL BOND FUNDS

The Global Bond Funds are non-diversified investment companies that offer investors a high level of current income through investments primarily in foreign government securities.

Alliance North American Government Income Trust

Alliance North American Government Income Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada, and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Fund invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years. The Fund maintains borrowings of approximately one-third of its net assets.

The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Fund may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will, over the long term, benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund limits its investments in debt securities issued by the governmental entities of any one country, except for Argentine Government securities, to 10% of its total assets.

The Fund also may:

o enter into futures contracts and purchase and write options on futures contracts for hedging purposes;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

o     enter into interest rate swaps, caps, and floors;

o     enter into forward commitments;

o     invest in variable, floating, and inverse floating rate instruments;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.

Alliance Global Dollar Government Fund

Alliance Global Dollar Government Fund seeks primarily a high level of current income and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Fund's investments will be approximately:

o     for U.S. fixed-income securities, nine to 15 years;

o     for non-U.S. fixed-income securities, 15 to 25 years; and

o     for sovereign debt obligations, longer than 25 years.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Fund also may invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

As of August 31, 1999, securities ratings (or equivalent quality) of the Fund's securities were:

      o A and above               .37%
      o Baa or BBB               4.55%
      o Ba or BB                50.00%
      o B                       29.35%
      o CCC                      9.43%
      o CC                       2.64%
      o C                        1.60%
      o Unrated                  2.06%

The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Fund's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Fund limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Fund also may:

o     invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;

o     invest in other investment companies;

o     invest in warrants;

o     enter into interest rate swaps, caps, and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     make short sales of securities or maintain a short position;

o write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index of the types of securities in which it may invest;

o     invest in variable, floating, and inverse floating rate instruments;

o     enter into reverse repurchase agreements and dollar rolls;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.

While it does not currently intend to do so, the Fund reserves the right to borrow an amount not to exceed one-third of the Fund's net assets.

Alliance Multi-Market Strategy Trust

Alliance Multi-Market Strategy Trust is a non-diversified investment company that offers investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. The Fund seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund invests in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency so that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality, and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges", can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance.

An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Fund seeks to minimize investment risk by limiting its investments to debt securities of high quality and invests in:

o     U.S. Government securities;

o     high-quality foreign government securities;

o obligations issued by supranational entities and corporate debt securities having a high-quality rating;

o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality; and

o prime commercial paper or unrated commercial paper of equivalent quality and issued by U.S. or foreign companies having outstanding high-quality debt securities.

As a matter of fundamental policy, the Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Fund also may:

o     invest in indexed commercial paper;

o enter into futures contracts and purchase and write options on futures contracts;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o     enter into interest rate swaps, caps, and floors;

o     invest in variable, floating, and inverse floating rate instruments;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain investment practices and associated risks that are common to a number of Funds. There can be no assurance that at any given time a Fund will engage in any of these derivative or other practices.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. , Alliance High Yield, Alliance Global Strategic Income and Alliance Multi-Market Strategy in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments -- options, futures, forwards, and swaps -- from which virtually any type of derivative transaction can be created.

o Options -- An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures -- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards -- A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps -- A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under Mortgage-Related Securities and Other Asset-Backed Securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

o Market Risk -- This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

o Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

o Credit Risk -- This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective. In addition, there is no guarantee that a specific derivative will be available for a Fund to utilize at any given time.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Alliance Limited Maturity Government and

Alliance Global Strategic Income intend to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which each Fund invests are linked).

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except for Alliance Global Strategic Income, will be used only for hedging purposes.

Alliance U.S. Government, Alliance Limited Maturity Government, Alliance Global Strategic Income, Alliance North American Government Income and Alliance Multi-Market Strategy will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. Alliance Mortgage Securities Income will not write or purchase options on futures contracts. Nor will Alliance U.S. Government, Alliance Limited Maturity Government, Alliance Mortgage Securities Income, Alliance Global Strategic Income, Alliance North American Government Income or Alliance Multi-Market Strategy enter into a futures contract or, if otherwise permitted, write or purchase an option on a futures contract, if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, Alliance Mortgage Securities Income and Alliance Global Strategic Income will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. Alliance Global Strategic Income, Alliance North American Government Income and Alliance Multi-Market Strategy, may enter into interest rate swaps involving payments in the same currency or in different currencies. Alliance U.S. Government, Alliance Limited Maturity Government, Alliance Mortgage Securities Income, Alliance Quality Bond, Alliance Corporate Bond, Alliance Global Strategic Income and Alliance Global Dollar Government will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior long- or short-term debt or the claims-paying ability of the other party is then rated in the highest rating category of at least one NRSRO. Each of Alliance Global Strategic Income, Alliance North American Government Income and Alliance Multi-Market Strategy, will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has high-quality debt securities outstanding.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Alliance U.S. Government, Alliance Mortgage Securities Income, Alliance Quality Bond, Alliance Corporate Bond, Alliance High Yield, Alliance Global Strategic Income, Alliance North American Government Income and Alliance Global Dollar Government, generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Fund may be illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. Alliance U.S. Government, Alliance Mortgage Securities Income, and Alliance Corporate Bond will not purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 2% of the Fund's total assets. Nor will these Funds write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


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

Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by Alliance Limited Maturity Government, Alliance Global Strategic Income, Alliance North American Government Income or Alliance Global Dollar Government if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of Alliance Global Strategic Income and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. The Funds will limit their investments in illiquid securities to 15% of their net assets, except that the limit is 10% for Alliance Mortgage Securities Income, Alliance North American Government Income and Alliance Multi-Market Strategy. As a matter of fundamental policy, Alliance Corporate Bond cannot purchase illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Indexed Commercial Paper. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in indexed commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

Investment in Other Investment Companies. Alliance Global Dollar Government may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Loans of Portfolio Securities. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Lending of portfolio securities is limited to 50% of net assets for Alliance High Yield, 25% of net assets for Alliance Global Strategic Income, and 20% of net assets for Alliance Limited Maturity Government, Alliance Mortgage Securities Income, Alliance North American Government Income, Alliance Global Dollar Government and Alliance Multi-Market Strategy, and to 50% of total assets for Alliance Quality Bond.

Loan Participations and Assignments. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to Alliance Global Strategic Income and Alliance Global Dollar Government, or foreign government securities, with respect to Alliance Corporate Bond and Alliance High Yield, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

Alliance Global Strategic Income and Alliance Global Dollar Government may invest up to 25%, and Alliance Corporate Bond may invest up to 15%, of their total assets in loan participations and assignments.

Mortgage-Related Securities. The Funds' investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. Under normal circumstances, Alliance U.S. Government and Alliance Limited Maturity Government do not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of their total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by Alliance Global Dollar Government will not exceed 33% of its total assets less liabilities (other than amounts borrowed). Alliance Global Strategic Income may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by Alliance Global Strategic Income will not exceed 25% of its total assets.

Rights and Warrants. Rights and warrants are option securities permitting their holders to subscribe for other securities. Alliance Global Dollar Government may invest in warrants, and Alliance Quality Bond and Alliance Global Strategic Income may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. Alliance Global Strategic Income may invest up to 20% of its total assets in rights and warrants.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. Alliance Global Dollar Government may make short sales only against the box and only for the purpose of deferring realization of a gain or loss for U.S. federal income tax purposes. In addition, the Fund may not make a short sale if, as a result, more than 10% of its net assets (taken at market value) would be held as collateral for short sales.

Alliance Global Strategic Income may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the

Fund may or may not receive any payments (e.g., dividends or interest) on its collateral deposited with the broker-dealer.

In order to defer realization of a gain or loss for U.S. federal income tax purposes, Alliance Global Strategic Income may also make short sales "against the box" of securities which are eligible for such deferral. The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20%, or 25% with respect to Alliance Global Strategic Income, of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Securities. Structured securities in which Alliance Global Dollar Government, Alliance Global Strategic Income and Alliance Corporate Bond may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to Alliance Global Dollar Government and Alliance Global Strategic Income, or foreign government securities, with respect to Alliance Corporate Bond. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Alliance Global Dollar Government may invest up to 25% of its total assets, and Alliance Global Strategic Income and Alliance Corporate Bond may invest without limit, in these types of structured securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

Alliance Quality Bond, Alliance Corporate Bond and Alliance Global Strategic Income also may invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Fund's investments. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by Alliance Quality Bond, Alliance Global Strategic Income, Alliance North American Government Income or Alliance Multi-Market Strategy could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on Alliance North American Government Income's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Investment in the Banking Industry. Due to its investment policies with respect to investments in the banking industry, Alliance Multi-Market Strategy will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Unrated Securities. Unrated securities will also be considered for investment by Alliance Quality Bond, Alliance Corporate Bond, Alliance High Yield, Alliance Global Strategic Income, Alliance North American Government Income and Alliance Global Dollar Government when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which Alliance Global Strategic Income and Alliance Global Dollar Government will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which Alliance High Yield and Alliance Global Dollar Government invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

--------------------------------------------------------------------------------
                             Management Of The Funds
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of December 31, 1999, totaling more than $368 billion (of which more than $169 billion represented assets of investment companies). As of December 31, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies, managed by Alliance, comprising 119 separate investment portfolios, currently have more than 5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                                   Fee as a
                                                 percentage of
                                                average daily          Fiscal
Fund                                              net assets         Year Ending
                                                  -----------         ---------

Alliance U.S. Government                             .56               6/30/99
Alliance Limited Maturity
   Government                                        .65              11/30/99
Alliance Mortgage Securities
   Income                                            .53              12/31/99
Alliance Quality Bond                                .55*              6/30/00
Alliance Corporate Bond                              .55               6/30/99
Alliance High Yield                                  .75               8/31/99
Alliance Global Strategic
   Income                                            .75              10/31/99
Alliance North American
   Government Income                                 .72              11/30/99
Alliance Global Dollar
   Government                                        .75               8/31/99
Alliance Multi-Market Strategy                       .60              10/31/99

--------------------------------------------------------------------------------

* Prior to any waiver by Alliance. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

PORTFOLIO MANAGER

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund's portfolio, and each person's principal occupation during the past five years.

                                                     Principal occupation
                          Employee; time period;        during the past
Fund                         title with ACMC              five years*
--------------------------------------------------------------------------------
U.S. Government           Wayne D. Lyski;               Associated with
                          since 1983;                   Alliance
                          Executive Vice President

                          Jeffrey S. Phlegar;           Associated with
                          since 1997;                   Alliance
                          Senior Vice President

Limited Maturity          Jeffrey S. Phlegar;           (see above)
Government                since 1997; (see above)

Mortgage Securities       Jeffrey S. Phlegar;           (see above)
Income                    since 1997; (see above)

Quality Bond              Matthew Bloom;                Associated with
                          since inception;              Alliance
                          Senior Vice President

Corporate Bond            Wayne D. Lyski; since         (see above)
                          1987; (see above)

                          Paul J. DeNoon;               Associated with
                          since January 1992;           Alliance
                          Senior Vice President

High Yield                Nelson Jantzen;               Associated with
                          since 1997;                   Alliance
                          Senior Vice President

Global Strategic          Wayne D. Lyski; since         (see above)
Income                    inception; (see above)

                          Douglas J. Peebles;           Associated with Alliance
                          since inception;
                          Senior Vice President

North American            Wayne D. Lyski; since         (see above)
Government Income         inception; (see above)

Global Dollar             Wayne D. Lyski; since         (see above)
Government                inception; (see above)

Multi-Market Strategy     Douglas J. Peebles;
                          since inception;
                          (see above)

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.

PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS

Alliance is the investment adviser of a portfolio (the "Historical Portfolio") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with essentially the same investment strategies and techniques as those of Alliance High Yield. Alliance since July 22, 1993, and prior thereto, Equitable Capital Management Corporation, whose advisory business Alliance acquired on that date, have served as investment adviser to the Historical Portfolio since its inception in 1987. Nelson Jantzen, the person primarily responsible for the day-to-day management of Alliance High Yield, has supervised the management of the Historical Portfolio since its inception.

The following tables set forth performance results for the Historical Portfolio since its inception (January 2, 1987), together with those of Alliance High Yield and the Lipper High Current Yield Mutual Funds Average as a comparative benchmark. As of December 31, 1999, the assets in the Historical Portfolio totalled approximately $567 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Portfolio. In addition, the performance data do not reflect the Fund's higher expenses, which, if reflected, would lower the performance of the Historical Portfolio. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Portfolio. The rates of return shown for the Historical Portfolio are not an estimate or guarantee of future investment performance of the Fund.

The Lipper High Current Yield Funds Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of the Fund. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of High Yield and the Historical Portfolio. This survey is published by Lipper,

Inc. ("Lipper"), a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges.

The performance results presented below are based on percent changes in net asset values of the Historical Portfolio with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. Rates of return for Alliance High Yield Class A shares assume the imposition of the maximum 4.25% sales charge. The inception date for the Historical Portfolio and Lipper data is January 2, 1987 and for Alliance High Yield is April 22, 1997.

                                   Annualized Rates of Return
                                 Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Portfolio/Benchmark       1 Year    3 Years   5 Years   10 Years  Inception
--------------------------------------------------------------------------------
Historical Portfolio       -3.35%     2.79%     9.86%     10.23%      9.36%
Lipper High Current
   Yield Funds
   Average                  4.53      5.18      8.84      10.03       8.68
Alliance High Yield        -5.95       n/a       n/a        n/a       5.30

                                   Cumulative Rates of Return
                                Periods Ending December 31, 1999
--------------------------------------------------------------------------------
Portfolio/Benchmark       1 Year    3 Years   5 Years   10 Years  Inception
--------------------------------------------------------------------------------
Historical Portfolio       -3.35%     8.62%    60.06%    164.96%    220.01%
Lipper High Current
   Yield Funds
   Average                  4.53     16.54     53.09     161.34     197.11
Alliance High Yield        -5.95       n/a       n/a        n/a      14.91

Alliance is the investment adviser of a portfolio (the "Historical Fund") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with substantially the same investment strategies and techniques as those of Alliance Quality Bond. Alliance has served as investment adviser to the Historical Fund since its inception in 1993. Matthew Bloom, who is primarily responsible for the day-to-day management of Alliance Quality Bond, has been the person principally responsible for the day-to-day management of the Historical Fund since 1995.

The following tables set forth performance results for the Historical Fund since its inception on October 1, 1993, together with those of the Lipper Corporate Debt Funds BBB Rated Average and the Lehman Aggregate Bond index as comparative benchmarks. As of March 31, 1999, the assets in the Historical Fund totalled approximately $333 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Fund. In addition, the performance data do not reflect Alliance Quality Bond's higher expenses, which, if reflected, would lower the performance of the Historical Fund. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Fund. The rates of return shown for the Historical Fund are not an estimate or guarantee of future investment performance of Alliance Quality Bond.

The Lipper Corporate Debt Funds BBB Rated Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of Alliance Quality Bond. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of Alliance Quality Bond and the Historical Fund. This survey is published by Lipper, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, Inc., performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. The Lehman Aggregate Bond Index is an Index comprised of investment grade fixed-income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee bonds" (U.S. dollar-denominated bonds issued outside the United States).

The performance results presented below are based on percent changes in net asset values of the Historical Fund with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. The inception date for the Historical Fund, the Lipper data and the Lehman Index date is October 1, 1993.

                                   Annualized Rates of Return
                                 Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Portfolio/Benchmark            1 Year      3 Years    5 Years     Inception
--------------------------------------------------------------------------------
Historical Fund                -2.00%        5.15%      7.47%         4.96%
Lehman Aggregate
   Bond Index                  -0.82%        5.73%      7.73%         5.65%
Lipper Corporate Debt
   Funds BBB Rated
   Average                     -1.73%        4.69%      7.65%         5.39%


                                 Cumulative Rates of Return
                                 Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Portfolio/Benchmark            1 Year      3 Years    5 Years     Inception
--------------------------------------------------------------------------------

Historical Fund                -2.00%       16.25%     43.34%        35.34%
Lehman Aggregate
   Bond Index                  -0.82%       18.20%     45.12%        40.97%
Lipper Corporate Debt
   Funds BBB Rated
   Average                     -1.73%       14.80%     44.85%        39.12%

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Funds' Directors or Trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

      Minimum investment amounts are:

      o Initial                          $250
      o Subsequent                        $50
      o Automatic Investment Program      $25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from AFS. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o     Selling Shares Through Your Broker

Your broker must receive your request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

o     Selling Shares Directly to a Fund

By Mail

      -- Send a signed letter of instruction or stock power form to AFS, along with certificates, to:

                          Alliance Fund Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

      -- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners.

      By Telephone

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC and, except for certain omnibus accounts, may be made only once per day.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

The Funds declare dividends on their shares each Fund business day. For Saturdays, Sundays, and holidays dividends will be as of the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or on the first business day after that day if the day is not a business day.

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer three classes of shares.

Class A Shares -- Initial Sales Charge Alternative

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                            Initial Sales Charge
                                ------------------------------------------------
                                   As % of                       Commission to
                                 Net Amount        As % of     Dealer/Agent as %
Amount Purchased                  Invested     Offering Price  of Offering Price
-------------------             ------------    ------------- ------------------

Up to $100,000 .................     4.44%          4.25%           4.00%
$100,000 up to
  $250,000......................     3.36           3.25            3.00
$250,000 up to
  $500,000......................     2.30           2.25            2.00
$500,000 up to
  $1,000,000....................     1.78           1.75            1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

Class B Shares -- Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within three years (four years in the case of Alliance Global Strategic Income and Alliance High Yield) after purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

Alliance Global Strategic Income and Alliance High Yield:

           Years Since Purchase           CDSC
           ---------------------        --------
           First                           4.0%
           Second                          3.0%
           Third                           2.0%
           Fourth                          1.0%
           Fifth                           None

All Other Funds:

           Years Since Purchase           CDSC
           ---------------------        --------
           First                           3.0%
           Second                          2.0%
           Third                           1.0%
           Fourth                          None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of Alliance High Yield Fund and Alliance Global Strategic Income Trust, which automatically convert to Class A shares eight years after the end of the month of purchase). If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares -- Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without any initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                            Rule 12b-1 Fee (as a percent of
                          aggregate average daily net assets)
                       -----------------------------------------
           Class A                        .30%*
           Class B                       1.00%
           Class C                       1.00%

----------
* The Rule 12b-1 plan for Class A shares of Alliance Short-Term U.S. Government Fund provides for payments of up to .50% of aggregate average daily net assets, although the Fund's Trustees currently limit such payments to .30% of such assets.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares except for Alliance High Yield Fund and Alliance Global Strategic Income Trust's Class B shares which convert to Class A shares after eight years). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative, or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME

On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") styled In re Alliance North American Government Income Trust, Inc. Securities Litigation was filed in the U.S. District Court for the Southern District of New York ("District Court") against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated ("ECI"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, Class B or Class C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs alleged that during 1995 the Fund's losses exceeded $750,000,000 and sought as relief unspecified damages, costs and attorney's fees.

On September 26, 1996, the District Court granted defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit ("Court of Appeals") issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision.

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint ("Amended Complaint"). In the Amended Complaint, plaintiffs asserted claims against the Fund, Alliance, ACMC, AFD, ECI, and certain current and former officers of the Fund and ACMC alleging violations of the federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint related to the Fund's hedging practices, the Fund's investments in certain mortgage-backed securities, and the risk and objectives of the Fund as described in the Fund's marketing materials. The Amended Complaint made similar requests for class certification and damages as made in the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file the Amended Complaint and dismissed the case ("Second Decision").

On November 17, 1997, plaintiffs filed a notice of appeal of the Second Decision to the Court of Appeals. On October 15, 1998, the Court of Appeals affirmed in part and reversed in part the Second Decision. The Court of Appeals affirmed the District Court's denial of plaintiffs' motion for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made misrepresentations and omissions relating to the Funds' investments in certain mortgage-backed securities and in the Fund's marketing materials. The Court of Appeals reversed the District Court's decision to deny plaintiffs' motions for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made actionable misrepresentations and omissions relating to the Fund's hedging practices. On December 1, 1999, after the completion of discovery, the Court granted defendants' motion for summary judgment on all claims against all defendants. On December 14 and 15, 1999, plaintiffs filed motions for reconsideration of the Court's ruling. These motions are currently pending with the Court. The Fund and Alliance believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against those claims.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the independent auditors for the Funds, whose reports, along with each Fund's financial statements, are included in the SAI, which is avaliable upon request.

                                   Net                             Net                Net
                                  Asset                       Realized and         Increase
                                  Value                        Unrealized        (Decrease) In     Dividends From      Distributions
                              Beginning Of   Net Investment  Gain (Loss) On     Net Asset Value    Net Investment        From Net
     Fiscal Year or Period       Period       Income (Loss)    Investments      From Operations        Income         Realized Gains
     ---------------------    ------------   --------------  --------------     ---------------    --------------     --------------
U.S. Government
   Class A
   Year Ended 6/30/99......     $  7.57         $   .52(f)       $  (.37)           $   .15            $  (.52)           $ 0.00
   Year Ended 6/30/98......        7.41             .54(f)           .18                .72               (.54)             0.00
   Year Ended 6/30/97......        7.52             .57(f)          (.10)               .47               (.57)             0.00
   Year Ended 6/30/96......        7.96             .58             (.44)               .14               (.58)             0.00
   Year Ended 6/30/95......        7.84             .64              .13                .77               (.65)             0.00
   Class B
   Year Ended 6/30/99......     $  7.57         $   .46(f)       $  (.36)           $   .10            $  (.46)           $ 0.00
   Year Ended 6/30/98......        7.41             .48(f)           .18                .66               (.48)             0.00
   Year Ended 6/30/97......        7.52             .52(f)          (.10)               .42               (.52)             0.00
   Year Ended 6/30/96......        7.96             .52             (.44)               .08               (.52)             0.00
   Year Ended 6/30/95......        7.84             .58              .13                .71               (.59)             0.00
   Class C
   Year Ended 6/30/99......     $  7.57         $   .46(f)       $  (.36)           $   .10            $  (.46)           $ 0.00
   Year Ended 6/30/98......        7.41             .48(f)           .18                .66               (.48)             0.00
   Year Ended 6/30/97......        7.52             .52(f)          (.10)               .42               (.52)             0.00
   Year Ended 6/30/96......        7.96             .52             (.44)               .08               (.52)             0.00
   Year Ended 6/30/95......        7.83             .58              .14                .72               (.59)             0.00
Limited Maturity Government
   Class A
   Year Ended 11/30/99.....     $  9.54         $   .43(f)       $  (.45)           $  (.02)           $  (.43)           $ 0.00
   Year Ended 11/30/98.....        9.44             .47(f)           .17                .64               (.47)             0.00
   Year Ended 11/30/97.....        9.45             .51(f)           .02                .53               (.52)             0.00
   Year Ended 11/30/96.....        9.52             .51(f)          (.04)               .47               (.51)             0.00
   Year Ended 11/30/95.....        9.51             .52(f)           .02                .54               (.50)             0.00
   Class B
   Year Ended 11/30/99.....     $  9.55         $   .37(f)       $  (.47)           $  (.10)           $  (.37)           $ 0.00
   Year Ended 11/30/98.....        9.44             .39(f)           .19                .58               (.39)             0.00
   Year Ended 11/30/97.....        9.45             .45(f)           .01                .46               (.45)             0.00
   Year Ended 11/30/96.....        9.52             .44(f)          (.04)               .40               (.44)             0.00
   Year Ended 11/30/95.....        9.52             .46(f)           .01                .47               (.44)             0.00
   Class C
   Year Ended 11/30/99.....     $  9.55         $   .38(f)       $  (.49)           $  (.11)           $  (.38)           $ 0.00
   Year Ended 11/30/98.....        9.44             .39(f)           .19                .58               (.39)             0.00
   Year Ended 11/30/97.....        9.45             .45(f)           .01                .46               (.45)             0.00
   Year Ended 11/30/96.....        9.52             .45(f)          (.05)               .40               (.45)             0.00
   Year Ended 11/30/95.....        9.52             .46(f)           .01                .47               (.44)             0.00
Mortgage Securities Income
   Class A
   Year Ended 12/31/99.....     $  8.56         $   .55(f)       $  (.49)           $   .06            $  (.54)           $ 0.00
   Year Ended 12/31/98.....        8.63             .52(f)          (.03)               .49               (.52)             0.00
   Year Ended 12/31/97.....        8.51             .54(f)           .15                .69               (.54)             0.00
   Year Ended 12/31/96.....        8.75             .54(f)          (.19)               .35               (.51)             0.00
   Year Ended 12/31/95.....        8.13             .57(f)           .64               1.21               (.57)             0.00
   Class B
   Year Ended 12/31/99.....     $  8.56         $   .46(f)       $  (.46)           $  0.00            $  (.48)           $ 0.00
   Year Ended 12/31/98.....        8.63             .45(f)          (.02)               .43               (.45)             0.00
   Year Ended 12/31/97.....        8.51             .48(f)           .15                .63               (.48)             0.00
   Year Ended 12/31/96.....        8.75             .48(f)          (.19)               .29               (.46)             0.00
   Year Ended 12/31/95.....        8.13             .51(f)           .64               1.15               (.51)             0.00
   Class C
   Year Ended 12/31/99.....     $  8.56         $   .48(f)       $  (.47)           $   .01            $  (.48)           $ 0.00
   Year Ended 12/31/98.....        8.63             .46(f)          (.03)               .43               (.46)             0.00
   Year Ended 12/31/97.....        8.51             .48(f)           .15                .63               (.48)             0.00
   Year Ended 12/31/96.....        8.75             .48(f)          (.19)               .29               (.46)             0.00
   Year Ended 12/31/95.....        8.13             .51(f)           .64               1.15               (.51)             0.00
Corporate Bond
   Class A
   Year Ended 6/30/99......     $ 14.19         $  1.06(f)       $ (1.64)           $  (.58)           $ (1.07)           $ 0.00
   Year Ended 6/30/98......       14.19            1.08(f)           .12               1.20              (1.08)             0.00
   Year Ended 6/30/97......       13.29            1.15(f)           .97               2.12              (1.22)             0.00
   Year Ended 6/30/96......       12.92            1.26              .27               1.53              (1.16)             0.00
   Year Ended 6/30/95......       12.51            1.19              .36               1.55              (1.14)             0.00
   Class B
   Year Ended 6/30/99......     $ 14.19         $   .97(f)       $ (1.64)           $  (.67)           $  (.98)           $ 0.00
   Year Ended 6/30/98......       14.19             .98(f)           .13               1.11               (.98)             0.00
   Year Ended 6/30/97......       13.29            1.05(f)           .98               2.03              (1.13)             0.00
   Year Ended 6/30/96......       12.92            1.15              .29               1.44              (1.07)             0.00
   Year Ended 6/30/95......       12.50            1.11              .36               1.47              (1.05)             0.00
   Class C
   Year Ended 6/30/99......     $ 14.19         $   .97(f)       $ (1.64)           $  (.67)           $  (.98)           $ 0.00
   Year Ended 6/30/98......       14.19             .99(f)           .12               1.11               (.99)             0.00
   Year Ended 6/30/97......       13.29            1.04(f)           .99               2.03              (1.13)             0.00
   Year Ended 6/30/96......       12.93            1.14              .29               1.43              (1.07)             0.00
   Year Ended 6/30/95......       12.50            1.10              .38               1.48              (1.05)             0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 52 & 53.

                            Distributions                                              Total        Net Assets
                              in Excess                   Total                     Investment       At End Of       Ratio
                               of Net       Return      Dividends     Net Asset       Return          Period      of Expenses
                             Investment       of           and        Value End    Based on Net       (000's      To Average
     Fiscal Year or Period     Income       Capital   Distributions   of Period   Asset Value (a)    omitted)     Net Assets
     ---------------------  -------------   -------   -------------   ---------   ---------------   ----------    ----------
U.S. Government
   Class A
   Year Ended 6/30/99......  $  (.01)       $ 0.00     $  (.53)       $  7.19         1.83%        $    426,167     1.17%(b)
   Year Ended 6/30/98......     0.00          (.02)       (.56)          7.57        10.02              352,749     1.06
   Year Ended 6/30/97......     0.00          (.01)       (.58)          7.41         6.49              354,782     1.02
   Year Ended 6/30/96......     0.00          0.00        (.58)          7.52         1.74              397,894     1.01
   Year Ended 6/30/95......     0.00          0.00        (.65)          7.96        10.37              463,660     1.01
   Class B
   Year Ended 6/30/99......  $  (.01)       $ 0.00     $  (.47)       $  7.20         1.22%        $    338,310     1.87%(b)
   Year Ended 6/30/98......     0.00          (.02)       (.50)          7.57         9.20              390,523     1.76
   Year Ended 6/30/97......     0.00          (.01)       (.53)          7.41         5.69              471,889     1.73
   Year Ended 6/30/96......     0.00          0.00        (.52)          7.52         1.01              628,628     1.72
   Year Ended 6/30/95......     0.00          0.00        (.59)          7.96         9.52              774,097     1.72
   Class C
   Year Ended 6/30/99......  $  (.01)       $ 0.00     $  (.47)       $  7.20         1.22%        $    144,145     1.87%(b)
   Year Ended 6/30/98......     0.00          (.02)       (.50)          7.57         9.21              114,392     1.76
   Year Ended 6/30/97......     0.00          (.01)       (.53)          7.41         5.69              115,607     1.72
   Year Ended 6/30/96......     0.00          0.00        (.52)          7.52         1.01              166,075     1.71
   Year Ended 6/30/95......     0.00          0.00        (.59)          7.96         9.67              181,948     1.71
Limited Maturity Government
   Class A
   Year Ended 11/30/99.....  $  0.00        $ (.07)    $  (.50)       $  9.02         (.22)%       $     27,272     2.48%(b)
   Year Ended 11/30/98.....     (.07)         0.00        (.54)          9.54         6.94               41,493     3.27(b)
   Year Ended 11/30/97.....     0.00          (.02)       (.54)          9.44         5.79               16,197     2.41(b)
   Year Ended 11/30/96.....     0.00          (.03)       (.54)          9.45         5.11               16,248     2.22(b)
   Year Ended 11/30/95.....     0.00          (.03)       (.53)          9.52         5.91               27,887     2.14(b)
   Class B
   Year Ended 11/30/99.....  $  0.00        $ (.06)    $  (.43)       $  9.02        (1.04)%       $     25,910     3.23%(b)
   Year Ended 11/30/98.....     (.08)         0.00        (.47)          9.55         6.30               33,591     3.84(b)
   Year Ended 11/30/97.....     0.00          (.02)       (.47)          9.44         5.04               33,613     3.14(b)
   Year Ended 11/30/96.....     0.00          (.03)       (.47)          9.45         4.36               50,386     2.94(b)
   Year Ended 11/30/95.....     0.00          (.03)       (.47)          9.52         5.05               84,362     2.85(b)
   Class C
   Year Ended 11/30/99.....  $  0.00        $ (.05)    $  (.43)       $  9.01        (1.15)%       $     24,805     3.21%(b)
   Year Ended 11/30/98.....     (.08)         0.00        (.47)          9.55         6.30               28,562     3.84(b)
   Year Ended 11/30/97.....     0.00          (.02)       (.47)          9.44         5.05               28,738     3.13(b)
   Year Ended 11/30/96.....     0.00          (.02)       (.47)          9.45         4.38               43,457     2.92(b)
   Year Ended 11/30/95.....     0.00          (.03)       (.47)          9.52         5.06               68,459     2.85(b)
Mortgage Securities Income
   Class A
   Year Ended 12/31/99.....  $  0.00        $ 0.00     $  (.54)       $  8.08          .79%        $    429,627     1.93%(b)
   Year Ended 12/31/98.....     (.04)         0.00        (.56)          8.56         5.82              469,750     1.99(b)
   Year Ended 12/31/97.....     (.03)         0.00        (.57)          8.63         8.40              372,494     1.41(b)
   Year Ended 12/31/96.....     0.00          (.08)       (.59)          8.51         4.23              412,899     1.68(b)
   Year Ended 12/31/95.....     0.00          (.02)       (.59)          8.75        15.34              502,390     1.66(b)
   Class B
   Year Ended 12/31/99.....  $  0.00        $ 0.00     $  (.48)       $  8.08          .02%        $     44,410     2.59%(b)
   Year Ended 12/31/98.....     (.05)         0.00        (.50)          8.56         5.04              126,879     2.68(b)
   Year Ended 12/31/97.....     (.03)         0.00        (.51)          8.63         7.60              323,916     2.14(b)
   Year Ended 12/31/96.....     0.00          (.07)       (.53)          8.51         3.46              477,196     2.37(b)
   Year Ended 12/31/95.....     0.00          (.02)       (.53)          8.75        14.48              737,593     2.37(b)
   Class C
   Year Ended 12/31/99.....  $  0.00        $ 0.00     $  (.48)       $  8.09          .14%        $     19,219     2.64%(b)
   Year Ended 12/31/98.....     (.04)         0.00        (.50)          8.56         5.04               23,728     2.69(b)
   Year Ended 12/31/97.....     (.03)         0.00        (.51)          8.63         7.60               27,859     2.12(b)
   Year Ended 12/31/96.....     0.00          (.07)       (.53)          8.51         3.46               35,355     2.38(b)
   Year Ended 12/31/95.....     0.00          (.02)       (.53)          8.75        14.46               45,558     2.35(b)
Corporate Bond
   Class A
   Year Ended 6/30/99......  $  (.01)       $ (.04)    $ (1.12)       $ 12.49        (4.08)%       $    476,141     1.11%
   Year Ended 6/30/98......     (.12)         0.00       (1.20)         14.19         8.66              510,397     1.05
   Year Ended 6/30/97......     0.00          0.00       (1.22)         14.19        16.59              370,845     1.12
   Year Ended 6/30/96......     0.00          0.00       (1.16)         13.29        12.14              277,369     1.20
   Year Ended 6/30/95......     0.00          0.00       (1.14)         12.92        13.26              230,750     1.24
   Class B
   Year Ended 6/30/99......  $  (.01)       $ (.04)    $ (1.03)       $ 12.49        (4.77)%       $    630,631     1.82%
   Year Ended 6/30/98......     (.13)         0.00       (1.11)         14.19         7.95              672,374     1.75
   Year Ended 6/30/97......     0.00          0.00       (1.13)         14.19        15.80              480,326     1.82
   Year Ended 6/30/96......     0.00          0.00       (1.07)         13.29        11.38              338,152     1.90
   Year Ended 6/30/95......     0.00          0.00       (1.05)         12.92        12.54              241,393     1.99
   Class C
   Year Ended 6/30/99......  $  (.01)       $ (.04)    $ (1.03)       $ 12.49        (4.77)%       $    204,271     1.81%
   Year Ended 6/30/98......     (.12)         0.00       (1.11)         14.19         7.95              254,530     1.75
   Year Ended 6/30/97......     0.00          0.00       (1.13)         14.19        15.80              174,762     1.82
   Year Ended 6/30/96......     0.00          0.00       (1.07)         13.29        11.30               83,095     1.90
   Year Ended 6/30/95......     0.00          0.00       (1.05)         12.93        12.62               51,028     1.84

                                    Ratio of Net
                                     Investment
                                    Income (Loss)       Portfolio
                                     To Average         Turnover
     Fiscal Year or Period           Net Assets           Rate
     ---------------------          -------------      ---------
U.S. Government
   Class A
   Year Ended 6/30/99......            6.86%             320%
   Year Ended 6/30/98......            7.08              153
   Year Ended 6/30/97......            7.66              330
   Year Ended 6/30/96......            7.38              334
   Year Ended 6/30/95......            8.27              190
   Class B
   Year Ended 6/30/99......            6.13%             320%
   Year Ended 6/30/98......            6.37              153
   Year Ended 6/30/97......            6.95              330
   Year Ended 6/30/96......            6.67              334
   Year Ended 6/30/95......            7.57              190
   Class C
   Year Ended 6/30/99......            6.13%             320%
   Year Ended 6/30/98......            6.38              153
   Year Ended 6/30/97......            6.96              330
   Year Ended 6/30/96......            6.68              334
   Year Ended 6/30/95......            7.59              190
Limited Maturity Government
   Class A
   Year Ended 11/30/99.....            4.75%             374%
   Year Ended 11/30/98.....            4.74              500
   Year Ended 11/30/97.....            5.52              249
   Year Ended 11/30/96.....            5.44              159
   Year Ended 11/30/95.....            5.53              293
   Class B
   Year Ended 11/30/99.....            4.06%             374%
   Year Ended 11/30/98.....            4.10              500
   Year Ended 11/30/97.....            4.80              249
   Year Ended 11/30/96.....            4.73              159
   Year Ended 11/30/95.....            4.83              293
   Class C
   Year Ended 11/30/99.....            4.06%             374%
   Year Ended 11/30/98.....            4.11              500
   Year Ended 11/30/97.....            4.82              249
   Year Ended 11/30/96.....            4.75              159
   Year Ended 11/30/95.....            4.84              293
Mortgage Securities Income
   Class A
   Year Ended 12/31/99.....            6.54%             229%
   Year Ended 12/31/98.....            6.06              202
   Year Ended 12/31/97.....            6.30              184
   Year Ended 12/31/96.....            6.38              208
   Year Ended 12/31/95.....            6.77              285
   Class B
   Year Ended 12/31/99.....            5.68%             229%
   Year Ended 12/31/98.....            5.33              202
   Year Ended 12/31/97.....            5.60              184
   Year Ended 12/31/96.....            5.66              208
   Year Ended 12/31/95.....            6.06              285
   Class C
   Year Ended 12/31/99.....            5.80%             229%
   Year Ended 12/31/98.....            5.35              202
   Year Ended 12/31/97.....            5.61              184
   Year Ended 12/31/96.....            5.67              208
   Year Ended 12/31/95.....            6.07              285
Corporate Bond
   Class A
   Year Ended 6/30/99......            8.13%             281%
   Year Ended 6/30/98......            7.52              244
   Year Ended 6/30/97......            8.34              307
   Year Ended 6/30/96......            9.46              389
   Year Ended 6/30/95......            9.70              387
   Class B
   Year Ended 6/30/99......            7.41%             281%
   Year Ended 6/30/98......            6.80              244
   Year Ended 6/30/97......            7.62              307
   Year Ended 6/30/96......            8.75              389
   Year Ended 6/30/95......            9.07              387
   Class C
   Year Ended 6/30/99......            7.37%             281%
   Year Ended 6/30/98......            6.83              244
   Year Ended 6/30/97......            7.61              307
   Year Ended 6/30/96......            8.74              389
   Year Ended 6/30/95......            8.95              387

--------------------------------------------------------------------------------
Please refer to the footnotes on page 52 & 53.

                                   Net                             Net                Net
                                  Asset                       Realized and         Increase
                                  Value                        Unrealized        (Decrease) In     Dividends From      Distributions
                              Beginning Of   Net Investment  Gain (Loss) On     Net Asset Value    Net Investment        From Net
     Fiscal Year or Period       Period       Income (Loss)    Investments      From Operations        Income         Realized Gains
     ---------------------    ------------   --------------  --------------     ---------------    --------------     --------------
High Yield
   Class A
   Year Ended 8/31/99...........  $ 10.76       $  1.02(f)       $ (1.08)           $  (.06)           $ (1.02)           $ (.15)
   Year Ended 8/31/98...........    11.17          1.03(f)          (.27)               .76              (1.02)             (.14)
   4/22/97+ to 8/31/97..........    10.00           .37(f)          1.15               1.52               (.35)             0.00
   Class B
   Year Ended 8/31/99...........  $ 10.75       $   .95(f)       $ (1.08)           $  (.13)           $  (.95)           $ (.15)
   Year Ended 8/31/98...........    11.17           .96(f)          (.28)               .68               (.95)             (.14)
   4/22/97+ to 8/31/97..........    10.00           .31(f)          1.19               1.50               (.33)             0.00
   Class C
   Year Ended 8/31/99...........  $ 10.75       $   .95(f)       $ (1.07)           $  (.12)           $  (.95)           $ (.15)
   Year Ended 8/31/98...........    11.17           .96(f)          (.28)               .68               (.95)             (.14)
   4/22/97+ to 8/31/97..........    10.00           .32(f)          1.18               1.50               (.33)             0.00
Global Strategic Income
   Class A
   Year Ended 10/31/99..........  $ 10.18       $   .94(f)       $  (.22)           $   .72            $  (.94)           $ 0.00
   Year Ended 10/31/98..........    11.46           .78(f)          (.64)               .14               (.78)             (.36)
   Year Ended 10/31/97..........    10.83           .74(f)          1.02               1.76               (.75)             (.10)
   1/9/96+ to 10/31/96..........    10.00           .69(f)           .95               1.64               (.81)             0.00
   Class B
   Year Ended 10/31/99..........  $ 10.17       $   .87(f)       $  (.22)           $   .65            $  (.87)           $ 0.00
   Year Ended 10/31/98..........    11.46           .69(f)          (.63)               .06               (.69)             (.36)
   Year Ended 10/31/97..........    10.83           .66(f)          1.03               1.69               (.67)             (.10)
   3/25/96++ to 10/31/96........     9.97           .41(f)          1.01               1.42               (.56)             0.00
   Class C
   Year Ended 10/31/99..........  $ 10.17       $   .88(f)       $  (.23)           $   .65            $  (.88)           $ 0.00
   Year Ended 10/31/98..........    11.46           .68(f)          (.62)               .06               (.68)             (.36)
   Year Ended 10/31/97..........    10.83           .66(f)          1.03               1.69               (.67)             (.10)
   3/25/96++ to 10/31/96........     9.97           .39(f)          1.03               1.42               (.56)             0.00
North American Government Income
   Class A
   Year Ended 11/30/99..........  $  7.59       $   .87(f)       $  (.25)           $   .62            $  (.64)           $ 0.00
   Year Ended 11/30/98..........     8.02           .87(f)          (.33)               .54               (.87)             0.00
   Year Ended 11/30/97..........     8.01          1.03(f)          (.05)               .98               (.97)             0.00
   Year Ended 11/30/96..........     6.75          1.09(f)          1.14               2.23               (.75)             0.00
   Year Ended 11/30/95..........     8.13          1.18(f)         (1.59)              (.41)              0.00              0.00
   Class B
   Year Ended 11/30/99..........  $  7.61       $   .81(f)       $  (.25)           $   .56            $  (.59)           $ 0.00
   Year Ended 11/30/98..........     8.02           .81(f)          (.32)               .49               (.81)             0.00
   Year Ended 11/30/97..........     8.01           .98(f)          (.07)               .91               (.90)             0.00
   Year Ended 11/30/96..........     6.75          1.04(f)          1.12               2.16               (.69)             0.00
   Year Ended 11/30/95..........     8.13          1.13(f)         (1.61)              (.48)              0.00              0.00
   Class C
   Year Ended 11/30/99..........  $  7.61       $   .81(f)       $  (.25)           $   .56            $  (.59)           $ 0.00
   Year Ended 11/30/98..........     8.02           .82(f)          (.33)               .49               (.82)             0.00
   Year Ended 11/30/97..........     8.01           .98(f)          (.07)               .91               (.90)             0.00
   Year Ended 11/30/96..........     6.75          1.05(f)          1.11               2.16               (.69)             0.00
   Year Ended 11/30/95..........     8.13          1.13(f)         (1.61)              (.48)              0.00              0.00
Global Dollar Government
   Class A
   Year Ended 8/31/99...........  $  5.05       $   .71(f)       $   .74            $  1.45            $  (.74)           $ 0.00
   Year Ended 8/31/98...........    10.64           .73(f)         (4.03)             (3.30)              (.73)            (1.37)
   Year Ended 8/31/97...........    10.01           .88(f)          1.85               2.73               (.95)            (1.15)
   Year Ended 8/31/96...........     8.02           .84             2.10               2.94               (.95)             0.00
   Year Ended 8/31/95...........     9.14           .86            (1.10)              (.24)              (.88)             0.00
   Class B
   Year Ended 8/31/99...........  $  5.05       $   .67(f)       $   .76            $  1.43            $  (.68)           $ 0.00
   Year Ended 8/31/98...........    10.64           .67(f)         (4.05)             (3.38)              (.67)            (1.36)
   Year Ended 8/31/97...........    10.01           .81(f)          1.84               2.65               (.87)            (1.15)
   Year Ended 8/31/96...........     8.02           .78             2.08               2.86               (.87)             0.00
   Year Ended 8/31/95...........     9.14           .80            (1.11)              (.31)              (.81)             0.00
   Class C
   Year Ended 8/31/99...........  $  5.05       $   .67(f)       $   .76            $  1.43            $  (.68)           $ 0.00
   Year Ended 8/31/98...........    10.64           .67(f)         (4.05)             (3.38)              (.67)            (1.36)
   Year Ended 8/31/97...........    10.01           .82(f)          1.84               2.66               (.88)            (1.15)
   Year Ended 8/31/96...........     8.02           .77             2.10               2.87               (.88)             0.00
   Year Ended 8/31/95...........     9.14           .79            (1.10)              (.31)              (.81)             0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 52 & 53.

                            Distributions                                              Total        Net Assets
                              in Excess                   Total                     Investment       At End Of       Ratio
                               of Net       Return      Dividends     Net Asset       Return          Period      of Expenses
                             Investment       of           and        Value End    Based on Net       (000's      To Average
     Fiscal Year or Period     Income       Capital   Distributions   of Period   Asset Value (a)    omitted)     Net Assets
     ---------------------  -------------   -------   -------------   ---------   ---------------   ----------    ----------
High Yield
   Class A
   Year Ended 8/31/99......  $  (.05)       $ (.01)    $ (1.23)       $  9.47          (.58)%      $    102,400     1.31%
   Year Ended 8/31/98......     (.01)         0.00       (1.17)         10.76          6.42              43,960     1.43(c)
   4/22/97+ to 8/31/97.....     0.00          0.00        (.35)         11.17         15.33               5,889     1.70*(c)
   Class B
   Year Ended 8/31/99......  $  (.05)       $ (.01)    $ (1.16)       $  9.46         (1.26)%      $    527,337     2.03%
   Year Ended 8/31/98......     (.01)         0.00       (1.10)         10.75          5.69             269,426     2.13(c)
   4/22/97+ to 8/31/97.....     0.00          0.00        (.33)         11.17         15.07              43,297     2.40*(c)
   Class C
   Year Ended 8/31/99......  $  (.05)       $ (.01)    $ (1.16)       $  9.47         (1.16)%      $     99,927     2.02%
   Year Ended 8/31/98......     (.01)         0.00       (1.10)         10.75          5.69              48,337     2.13(c)
   4/22/97+ to 8/31/97.....     0.00          0.00        (.33)         11.17         15.07               7,575     2.40*(c)
Global Strategic Income
   Class A
   Year Ended 10/31/99.....  $  (.05)       $ 0.00     $  (.99)       $  9.91          7.17%       $     33,813     1.77%
   Year Ended 10/31/98.....     (.28)         0.00       (1.42)         10.18          1.00              24,576     1.89(c)
   Year Ended 10/31/97.....     (.28)         0.00       (1.13)         11.46         16.83              12,954     1.90(c)
   1/9/96+ to 10/31/96.....     0.00          0.00        (.81)         10.83         17.31               2,295     1.90*(c)
   Class B
   Year Ended 10/31/99.....  $  (.05)       $ 0.00     $  (.92)       $  9.90          6.44%       $     79,085     2.47%
   Year Ended 10/31/98.....     (.30)         0.00       (1.35)         10.17           .27              58,058     2.58(c)
   Year Ended 10/31/97.....     (.29)         0.00       (1.06)         11.46         16.12              18,855     2.60(c)
   3/25/96++ to 10/31/96...     0.00          0.00        (.56)         10.83         14.47                 800     2.60*(c)
   Class C
   Year Ended 10/31/99.....  $  (.04)       $ 0.00     $  (.92)       $  9.90          6.44%       $     22,598     2.46%
   Year Ended 10/31/98.....     (.31)         0.00       (1.35)         10.17           .27              16,067     2.58(c)
   Year Ended 10/31/97.....     (.29)         0.00       (1.06)         11.46         16.12               4,388     2.60(c)
   3/25/96++ to 10/31/96...     0.00          0.00        (.56)         10.83         14.47                 750     2.60*(c)
North American Government
Income
   Class A
   Year Ended 11/30/99.....  $  (.11)       $ (.18)    $  (.93)       $  7.28          8.56%       $    730,468     2.09%(d)
   Year Ended 11/30/98.....     (.07)         (.03)       (.97)          7.59          7.14             740,066     2.04(d)
   Year Ended 11/30/97.....     0.00          0.00        (.97)          8.02         12.85             511,749     2.15(d)
   Year Ended 11/30/96.....     0.00          (.22)       (.97)          8.01         35.22             385,784     2.34(d)
   Year Ended 11/30/95.....     0.00          (.97)       (.97)          6.75         (3.59)            252,608     2.62(d)
   Class B
   Year Ended 11/30/99.....  $  (.10)       $ (.17)    $  (.86)       $  7.31          7.79%       $  1,011,395     2.78%(d)
   Year Ended 11/30/98.....     (.06)         (.03)       (.90)          7.61          6.46           1,300,519     2.75(d)
   Year Ended 11/30/97.....     0.00          0.00        (.90)          8.02         11.88           1,378,407     2.86(d)
   Year Ended 11/30/96.....     0.00          (.21)       (.90)          8.01         33.96           1,329,719     3.05(d)
   Year Ended 11/30/95.....     0.00          (.90)       (.90)          6.75         (4.63)          1,123,074     3.33(d)
   Class C
   Year Ended 11/30/99.....  $  (.10)       $ (.17)    $  (.86)       $  7.31          7.79%       $    258,696     2.78%(d)
   Year Ended 11/30/98.....     (.05)         (.03)       (.90)          7.61          6.46             276,073     2.74(d)
   Year Ended 11/30/97..     0.00          0.00        (.90)          8.02         11.88             283,483     2.85(d)
   Year Ended 11/30/96.....     0.00          (.21)       (.90)          8.01         33.96             250,676     3.04(d)
   Year Ended 11/30/95.....     0.00          (.90)       (.90)          6.75         (4.63)            219,009     3.33(d)
Global Dollar Government
   Class A
   Year Ended 8/31/99......  $  (.04)       $ (.03)    $  (.81)       $  5.69         29.40%       $     50,540     1.59%
   Year Ended 8/31/98......     (.04)         (.15)      (2.29)          5.05        (38.56)             32,365     1.48
   Year Ended 8/31/97......     0.00          0.00       (2.10)         10.64         30.04              37,416     1.55
   Year Ended 8/31/96......     0.00          0.00        (.95)         10.01         38.47              23,253     1.65
   Year Ended 8/31/95......     0.00          0.00        (.88)          8.02         (1.48)             12,020     1.93
   Class B
   Year Ended 8/31/99......  $  (.03)       $ (.03)    $  (.74)       $  5.74         28.85%       $    110,003     2.31%
   Year Ended 8/31/98......     (.04)         (.14)      (2.21)          5.05        (39.11)             79,660     2.22
   Year Ended 8/31/97......     0.00          0.00       (2.02)         10.64         29.14              93,377     2.26
   Year Ended 8/31/96......     0.00          0.00        (.87)         10.01         37.36              84,295     2.37
   Year Ended 8/31/95......     0.00          0.00        (.81)          8.02         (2.40)             62,406     2.64
   Class C
   Year Ended 8/31/99......  $  (.03)       $ (.03)    $  (.74)       $  5.74         28.85%       $     39,024     2.30%
   Year Ended 8/31/98......     (.04)         (.14)      (2.21)          5.05        (39.09)             23,711     2.19
   Year Ended 8/31/97......     0.00          0.00       (2.03)         10.64         29.17              25,130     2.25
   Year Ended 8/31/96......     0.00          0.00        (.88)         10.01         37.40              14,511     2.35
   Year Ended 8/31/95......     0.00          0.00        (.81)          8.02         (2.36)              9,330     2.63

                                    Ratio of Net
                                     Investment
                                    Income (Loss)       Portfolio
                                     To Average         Turnover
     Fiscal Year or Period           Net Assets           Rate
     ---------------------          -------------      ---------
High Yield
   Class A
   Year Ended 8/31/99......            10.21%             182%
   Year Ended 8/31/98......             8.89              311
   4/22/97+ to 8/31/97.....             8.04*              73
   Class B
   Year Ended 8/31/99......             9.52%             182%
   Year Ended 8/31/98......             8.18              311
   4/22/97+ to 8/31/97.....             7.19*              73
   Class C
   Year Ended 8/31/99......             9.54%             182%
   Year Ended 8/31/98......             8.17              311
   4/22/97+ to 8/31/97.....             7.24*              73
Global Strategic Income
   Class A
   Year Ended 10/31/99.....             9.34%             254%
   Year Ended 10/31/98.....             7.08              183
   Year Ended 10/31/97.....             6.56              417
   1/9/96+ to 10/31/96.....             8.36*             282
   Class B
   Year Ended 10/31/99.....             8.54%             254%
   Year Ended 10/31/98.....             6.41              183
   Year Ended 10/31/97.....             5.86              417
   3/25/96++ to 10/31/96...             7.26*             282
   Class C
   Year Ended 10/31/99.....             8.52%             254%
   Year Ended 10/31/98.....             6.43              183
   Year Ended 10/31/97.....             5.86              417
   3/25/96++ to 10/31/96...             7.03*             282
North American Government
Income
   Class A
   Year Ended 11/30/99.....            11.72%             158%
   Year Ended 11/30/98.....            11.17              175
   Year Ended 11/30/97.....            12.78              118
   Year Ended 11/30/96.....            14.82              166
   Year Ended 11/30/95.....            18.09              180
   Class B
   Year Ended 11/30/99.....            10.97%             158%
   Year Ended 11/30/98.....            10.44              175
   Year Ended 11/30/97.....            12.15              118
   Year Ended 11/30/96.....            14.20              166
   Year Ended 11/30/95.....            17.31              180
   Class C
   Year Ended 11/30/99.....            10.98%             158%
   Year Ended 11/30/98.....            10.45              175
   Year Ended 11/30/97.....            12.14              118
   Year Ended 11/30/96.....            14.22              166
   Year Ended 11/30/95.....            17.32              180
Global Dollar Government
   Class A
   Year Ended 8/31/99......            12.34%             179%
   Year Ended 8/31/98......             8.51              188
   Year Ended 8/31/97......             8.49              314
   Year Ended 8/31/96......             9.23              315
   Year Ended 8/31/95......            11.25              301
   Class B
   Year Ended 8/31/99......            11.59%             179%
   Year Ended 8/31/98......             7.78              188
   Year Ended 8/31/97......             7.81              314
   Year Ended 8/31/96......             8.57              315
   Year Ended 8/31/95......            10.52              301
   Class C
   Year Ended 8/31/99......            11.56%             179%
   Year Ended 8/31/98......             7.75              188
   Year Ended 8/31/97......             7.82              314
   Year Ended 8/31/96......             8.52              315
   Year Ended 8/31/95......            10.46              301

--------------------------------------------------------------------------------
Please refer to the footnotes on page 52 & 53.

                                  Net                              Net              Net
                                 Asset                        Realized and       Increase
                                 Value                         Unrealized      (Decrease) In     Dividends From      Distributions
                             Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value    Net Investment        From Net
     Fiscal Year or Period      Period       Income (Loss)     Investments    From Operations        Income         Realized Gains
     ---------------------   ------------   --------------   --------------   ---------------    --------------     --------------
Multi-Market Strategy
   Class A
   Year Ended 10/31/99....     $  6.64         $   .42(f)        $  (.22)         $   .20            $  (.42)           $ 0.00
   Year Ended 10/31/98....        7.11             .44(f)            .02              .46               (.44)             0.00
   Year Ended 10/31/97....        7.23             .47(f)            .08              .55               (.47)             0.00
   Year Ended 10/31/96....        6.83             .59(f)            .48             1.07               (.67)             0.00
   Year Ended 10/31/95....        8.04             .77(f)          (1.31)            (.54)              0.00              0.00
   Class B
   Year Ended 10/31/99....     $  6.66         $   .36(f)        $  (.22)         $   .14            $  (.36)           $ 0.00
   Year Ended 10/31/98....        7.11             .36(f)            .05              .41               (.36)             0.00
   Year Ended 10/31/97....        7.23             .42(f)            .06              .48               (.42)             0.00
   Year Ended 10/31/96....        6.83             .53(f)            .47             1.00               (.60)             0.00
   Year Ended 10/31/95....        8.04             .44(f)          (1.05)            (.61)              0.00              0.00
   Class C
   Year Ended 10/31/99....     $  6.65         $   .36(f)        $  (.22)         $   .14            $  (.36)           $ 0.00
   Year Ended 10/31/98....        7.11             .25(f)            .16              .41               (.41)             0.00
   Year Ended 10/31/97....        7.23             .42(f)            .07              .49               (.42)             0.00
   Year Ended 10/31/96....        6.83             .54(f)            .47             1.01               (.61)             0.00
   Year Ended 10/31/95....        8.04             .44(f)          (1.04)            (.60)              0.00              0.00

--------------------------------------------------------------------------------

+     Commencement of operations.

++    Commencement of distribution.

*     Annualized.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(b) If Alliance U.S. Government Fund had not borne interest expense, the ratio of expenses to average net assets would have been 1.08% with respect to Class A shares, 1.79% with respect to Class B shares, 1.78% with respect to Class C shares. If Alliance Limited Maturity Government had not borne interest expenses, the ratio of expenses to average net assets would have been with respect to Class A shares, 1.41% for 1995, 1.58% for 1996, 1.65% for 1997, 1.68% for 1998 and 1.62% for 1999; with respect to Class B shares, 2.11% for 1995, 2.30% for 1996, 2.39% for 1997, 2.39% for 1998 and
      2.34% for 1999; with respect to Class C shares, 2.10% for 1995, 2.29% for 1996, 2.37% for 1997, 2.38% for 1998 and 2.33% for 1999. If Alliance
      Mortgage Securities Income Fund had not borne interest expense the ratio of expenses to average net assets would have been with respect to Class A shares .1.03% for 1995, 1.03% for 1996, 1.07% for 1997, 1.14% for 1998 and
      1.16% for 1999; with respect to Class B shares, 1.74% for 1995, 1.74% for 1996, 1.78% for 1997, 1.85% for 1998, and 1.89% for 1999; with respect to
      Class C shares 1.73% for 1995, 1.73% for 1996, 1.77% for 1997, 1.84% for
      1998, and 1.87% for 1999.

                             Distributions                                            Total        Net Assets
                               in Excess                   Total                    Investment       At End Of      Ratio
                                of Net       Return      Dividends     Net Asset      Return          Period     of Expenses
                              Investment       of           and        Value End   Based on Net       (000's     To Average
     Fiscal Year or Period      Income       Capital   Distributions   of Period  Asset Value (a)    omitted)    Net Assets
     ---------------------   -------------   -------   -------------   ---------  ---------------  -----------   -----------
Multi-Market Strategy
   Class A
   Year Ended 10/31/99....    $  (.02)       $ (.11)    $  (.55)       $  6.29        2.95%        $   396,867     1.44%(e)
   Year Ended 10/31/98....       (.42)         (.07)       (.93)          6.64        6.90              95,568     1.74(e)
   Year Ended 10/31/97....       (.20)         0.00        (.67)          7.11        7.82              96,133     1.58(e)
   Year Ended 10/31/96....       0.00          0.00        (.67)          7.23       16.37              68,776     1.64(d)
   Year Ended 10/31/95....       0.00          (.67)       (.67)          6.83       (6.47)             76,837     1.60(d)
   Class B
   Year Ended 10/31/99....    $  (.02)       $ (.10)    $  (.48)       $  6.32        2.13%        $    18,129     2.15%(e)
   Year Ended 10/31/98....       (.43)         (.07)       (.86)          6.66        6.24               7,217     2.41(e)
   Year Ended 10/31/97....       (.18)         0.00        (.60)          7.11        6.90              29,949     2.29(e)
   Year Ended 10/31/96....       0.00          0.00        (.60)          7.23       15.35              88,427     2.35(d)
   Year Ended 10/31/95....       0.00          (.60)       (.60)          6.83       (7.31)            116,551     2.29(d)
   Class C
   Year Ended 10/31/99....    $  (.02)       $ (.10)    $  (.48)       $  6.31        2.13%        $    19,076     2.15%(e)
   Year Ended 10/31/98....       (.42)         (.04)       (.87)          6.65        6.10              16,518     2.61(e)
   Year Ended 10/31/97....       (.19)         0.00        (.61)          7.11        6.92               1,203     2.28(e)
   Year Ended 10/31/96....       0.00          0.00        (.61)          7.23       15.36               1,076     2.34(d)
   Year Ended 10/31/95....       0.00          (.61)       (.61)          6.83       (7.29)                786     2.29(d)

                               Ratio of Net
                                 Investment
                                Income (Loss)   Portfolio
                                 To Average     Turnover
     Fiscal Year or Period       Net Assets       Rate
     ---------------------     --------------   ---------
Multi-Market Strategy
   Class A
   Year Ended 10/31/99....          6.23%         124%
   Year Ended 10/31/98....          6.46          240
   Year Ended 10/31/97....          6.50          173
   Year Ended 10/31/96....          8.40          215
   Year Ended 10/31/95....          8.56          400
   Class B
   Year Ended 10/31/99....          5.46%         124%
   Year Ended 10/31/98....          5.64          240
   Year Ended 10/31/97....          5.79          173
   Year Ended 10/31/96....          7.69          215
   Year Ended 10/31/95....          7.53          400
   Class C
   Year Ended 10/31/99....          5.50%         124%
   Year Ended 10/31/98....          5.28          240
   Year Ended 10/31/97....          5.80          173
   Year Ended 10/31/96....          7.62          215
   Year Ended 10/31/95....          7.55          400

--------------------------------------------------------------------------------

(c) Net of expenses assumed and/or waived/reimbursed. If Alliance High Yield had borne all expenses for the respective periods April 22, 1997 to August 31, 1997 and the fiscal year ended August 31, 1998, the expense ratios would have been with respect to Class A shares, 3.11% (annualized) and 1.46%, respectively; with respect to Class B shares, 3.85% (annualized) and 2.16%, respectively; and with respect to Class C shares, 3.84% (annualized) and 2.16%, respectively. If Alliance Global Strategic Income had borne all expenses for the respective periods January 9, 1996 to October 31, 1996, its fiscal year ended 1997, its fiscal year ended in 1998, the expense ratio would have been with respect to Class A shares, 19.20% (annualized), 4.06%, and 2.08%, respectively; with respect to Class B shares, 19.57% (annualized), 4.76%, and 2.76% respectively; and with respect to Class C shares, 19.49% (annualized), 4.77%, and 2.77% respectively.

(d) Includes interest expenses.If Alliance North American Government Income had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to Class A shares, 1.51% for 1995, 1.41% for 1996, 1.38% for 1997, 1.36% for 1998 and
      1.38% for 1999; with respect to Class B shares, 2.22% for 1995, 2.12% for 1996, 2.09% for 1997, 2.07% for 1998 and 2.08% for 1999; and with respect to Class C shares, 2.21% for 1995, 2.12% for 1996, 2.08% for 1997, 2.06%
      for 1998 and 2.08% for 1999. If Alliance Multi-Market Strategy had not borne interest expenses or loan fees, the ratio of expenses to average net assets would have been with respect to Class A shares, 1.55% for 1995, and 1.60% for 1996; with respect to Class B shares, 2.22% for 1995, and 2.31% for 1996; with respect to Class C shares, 2.24% for 1995, and 2.30% for 1996.

(e) Amounts do not reflect the impact of expense offset arrangement with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, for Alliance Multi-Market Strategy would have been with respect to Class A shares 1.57% for 1997, 1.73% for 1998 and 1.42% for 1999, with respect to Class B shares 2.28% for 1997, 2.40% for 1998 and 2.14% for 1999 and with respect to Class C shares 2.27% for 1997, 2.60% for 1998 and 2.14% for 1999.

(f)   Based on average shares outstanding.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------
                                  BOND RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds which are rated Aa are judged to be of high quality by all standards.
  Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating -- When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note -- Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B -- Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC -- Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC -- Debt rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D -- The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-) -- The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR -- Not rated.

DUFF & PHELPS CREDIT RATING CO.

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctutate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD-- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP -- Preferred stock with dividend arrearages.

FITCH IBCA, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality.
  The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR -- Indicates that Fitch does not rate the specific issue.

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------
                              ABOUT CANADA, MEXICO
--------------------------------------------------------------------------------
                                  AND ARGENTINA
--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT CANADA

Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.5770 Canadian Dollars per U.S. Dollar on August 27, 1998. On February 15, 2000, the Canadian Dollar-U.S. Dollar exchange rate was 1.4553:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth has been sustained, resulting in increases of 5.2%, 6.8%, 4.8% and 3.7% in 1996, 1997, 1998 and 1999, respectively. In addition, inflation dropped from a 52% annual rate in 1995 to a 12.3% annual rate in 1999. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product has increased each year between 1991 and 1998, with the exception of 1995. During the first two quarters of 1999, however, gross domestic product contracted by an estimated 3.0% and 4.9%, respectively. The recent slowdown of economic activity, which has been attributed to external economic conditions as well as internal political uncertainties and is not expected to persist, has fostered a deflationary process, evidenced by the 1.8% decrease in the consumer price index during the 12 months ended November 30, 1999. Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. There is no assurance that Argentina's economic policy initiatives will be successful or that the current President, who took office on December 10, 1999, and succeeding administrations will continue these initiatives.

In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on Argentine bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Funds, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:    c/o Alliance Fund Services, Inc.
            P.O. Box 1520
            Secaucus, NJ 07096-1520

By phone:   For Information: (800) 221-5672
            For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commision at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                                                SEC File No.
U.S. Government                                                     811-02383
Limited Maturity Government                                         811-06627
Mortgage Securities Income                                          811-03829
Quality Bond                                                        811-02383
Corporate Bond                                                      811-02383
High Yield                                                          811-9160
Global Strategic Income                                             811-07391
North American Government Income                                    811-06554
Global Dollar Government                                            811-08188
Multi-Market Strategy                                               811-06251

================================================================================
ALLIANCE BOND FUNDS SUBSCRIPTION APPLICATION
================================================================================

   U.S. Government Portfolio
   Limited Maturity Government Fund
   Mortgage Securities Income Fund
   Quality Bond Portfolio
   Corporate Bond Portfolio
   High Yield Fund
   Global Strategic Income Trust
   North American Government Income Trust
   Global Dollar Government Fund
   Multi-Market Strategy Trust

To Open Your New Alliance Account...

Please complete the application and mail it to:

      Alliance Fund Services
      P.O. Box 786003
      San Antonio, TX 78278-6003

For certified or overnight deliveries, send to:

      Alliance Fund Services
      8000 IH 10 W, Suite 1400
      San Antonio, TX 78230

Section 1 Your Account Registration (Required)

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

      >     Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
            Minor:

            o Indicate your name(s) exactly as it appears on your social security card.

      >     Transfer on Death:

            o     Ensure that your state participates

      >     Trust/Other:

            o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2 Your Address (Required)

Complete in full.

      >     Non-Resident Alien:

            o     Indicate your permanent country of residence.

Section 3 Your Initial Investment (Required)

For each fund in which you are investing: (1) Write the three digit fund number in the column titled 'Indicate three digit fund number located below'.

(2) Write the dollar amount of your initial purchase in the column titled 'Indicate Dollar Amount'.

(If you are eligible for a reduced sales charge, you must also complete Section
4F). AE Check off a distribution option for your dividends. 0 Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete
Section 4E.

Section 4 Your Shareholder Options

(Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

Section 5 Shareholder Authorization (Required) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672

Or Visit Our Website At: www.alliancecapital.com

================================================================================
                       For Literature Call: (800) 227-4618
================================================================================

The Alliance Bond Funds Subscription Application

================================================================================
      1. Your Account Registration (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
================================================================================

|_| Individual Account { |_| Male  |_| Female } - or - |_| Joint Account - or -

|_| Transfer on Death { |_| Male |_| Female } - or - |_| Gift/Transfer to a
                                                         Minor

o For TOD accounts, please check
  Individuals or Joint Account and attach additional sheet of paper if necessary

|_||_||_||_||_||_||_||_||_||_|      |_|   |_||_||_||_||_||_||_||_||_||_|
Owner or Custodian (First Name)     (MI)  (Last Name)

|_||_||_||_||_||_||_||_||_||_|      |_|   |_||_||_||_||_||_||_||_||_||_|
(First Name) Joint Owner*,          (MI)  (Last Name)
Transfer On Death Beneficiary
or Minor

|_||_||_| - |_||_| - |_||_||_||_|                    If Uniform Gift/Transfer to
Social Security Number of Owner                      Minor Account:
or Minor (required to open account)                  |_||_| Minor's State of
                                                            Residence

If Joint Tenants Account: * The Account
will be registered "Joint Tenants with
right of Survivorship" unless you indicate otherwise below:

|_| In Common |_| By Entirety |_| Community Property

|_| Trust - or - |_| Corporation - or - |_| Other______________________________

|_||_||_||_||_||_||_||_||_||_|      |_|   |_||_||_||_||_||_||_||_||_||_|
Name of Trustee if applicable       (MI)  (Last Name)
(First Name)

|_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Name of Trust or Corporation or Other Entity

|_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Name of Trust or Corporation or Other Entity continued

|_||_||_||_||_||_||_||_|       |_||_||_||_||_||_||_||_||_|
Trust Dated (MM,DD,YYYY)       Tax ID Number (required to open account)

                               |_| Employer ID Number - OR - |_| Social Security
                                                                 Number

================================================================================
      2. Your Address
================================================================================

|_||_||_||_||_||_||_|   |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Street Number           Street Name

|_||_||_||_||_||_||_||_||_||_||_||_|      |_||_|      |_||_||_||_||_|
City                                      State       Zip code

|_||_||_||_||_||_||_||_||_|   |_||_||_| - |_||_||_| - |_||_||_||_|
If Non-U.S., Specify Country  Daytime Phone Number

|_| U.S. Citizen |_| Resident Alien |_| Non-Resident Alien

                                        ----------------------------------------

                                        ----------------------------------------
                                        e-mail address

================================================================================
      3. Your Initial Investment  The minimum investment is $250 per fund.
                                  The maximum investment in Class B is $250,000; Class C is $1,000,000.
================================================================================

I hereby subscribe for shares of the Alliance Special Equity Institutional Fund and elect distribution options as indicated.

                                          Dividend and Capital Gain Distribution
                                          Options:

                                          R Reinvest distributions into my fund
                                            account.
--------------------------------------
Broker/Dealer Use Only: Wire Confirm #    C Send my distributions in cash to the
                                            address I have provided in Section
|_||_||_||_||_||_||_||_|                    2. (Complete Section 4D for direct
--------------------------------------      deposit to your bank account.
                                            Complete Section 4E for payment to a
                                            third party)

                                          D Direct my distributions to another
                                            Alliance fund. Complete the
                                            appropriate portion of Section 4A to
                                            direct your distributions (dividends
                                            and capital gains) to another
                                            Alliance Fund (the $250 minimum
                                            investment requirement applies to
                                            Funds into which distributions are
                                            directed.

----------- --------------    ----------------------  --------------------------
                                                        Distributions Options
                                                              *Check One*
            Indicate three                            --------------------------
              digit Fund                              ---------   --------------
            number located    Indicate Dollar Amount  Dividends   Capital Gains
  Make all      below                                  R  C  D       R  C  D
  checks*   --------------    ----------------------  ---------   --------------
payable to:   |_||_||_|       $_____________________  |R||C||D|     |R||C||D|
  Alliance    |_||_||_|       $_____________________  |R||C||D|     |R||C||D|
   Funds      |_||_||_|       $_____________________  |R||C||D|     |R||C||D|
                              $_____________________  |R||C||D|     |R||C||D|
 Cash and
   Money
 Orders are
not accepted
-----------

-------------------------
   Total Investment           $_____________________
-------------------------

================================================================================
Alliance Bond fund Names and Numbers
================================================================================

For checkwriting privileges, please send the enclosed signature card with your application. Checkwriting is offered on Class A and Class C shares only, and is not offered on Corporate Bond Portfolio and High Yield Fund. A Medallion Signature Guarantee is required if your account is not maintained by a broker/dealer. For Class C shares, checkwriting may result in the imposition of a contingent deferred sales charge against your account. The minimum amount for checkwriting is $500.

                                                         ------------   -------------------    ------------
                                                           Initial      Contingent Deferred     Asset-Based
                                                         Sales Charge       Sales Charge       Sales Charge
                                                              A                  B                   C
                                                         ------------   -------------------    ------------
-------------------
                   U.S. Government Portfolio                  46                 76                  346
                   ----------------------------------------------------------------------------------------
    Investment     Limited Maturity Government Fund           88                 89                  388
                   ----------------------------------------------------------------------------------------
      Grade        Mortgage Securities Income Fund            52                 63                  352
                   -----------------------------------------------------------------------------------------
                   Quality Bond Portfolio                    104                204                  304
-------------------
 Corporate Bond    Corporate Bond Portfolio                   95                295                  395
                   ----------------------------------------------------------------------------------------
     Funds         High Yield Fund                           103                203                  303
-------------------
-------------------
Multi-Sector Fund  Global Strategic Income Trust             124                224                  324
-------------------
                   North American Government Income Trust     55                 56                  355
  Global Bond      ----------------------------------------------------------------------------------------
                   Global Dollar Government Fund             166                266                  366
     Funds         ----------------------------------------------------------------------------------------
                   Multi-Market Strategy Trust                22                 23                  322
                   ----------------------------------------------------------------------------------------
-------------------

================================================================================
      4. Your Shareholder Options
================================================================================

A. Automatic Investment Plans (AIP) - Periodic Purchases

|_|  Withdraw From My Bank Account Via EFT*

     I authorize Alliance to draw on my bank account for investment in my Fund account as indicated below (Complete Section 4D also for the bank account you wish to use).

     1- |_||_||_|      |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number    Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     2- |_||_||_|      |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number    Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     3- |_||_||_|      |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number    Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

                                  Frequency:
                                  M = monthly
                                  Q = quarterly
                                  A = annually

     * Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_|  Direct My Distributions

     As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

     FROM:   |_||_||_|                |_||_||_||_||_||_||_||_||_|  -   |_|
             Fund Class Number        Account Number (If existing)

     TO:     |_||_||_|                |_||_||_||_||_||_||_||_||_|  -   |_|
             Fund Number              Account Number (If existing)

|_|  Exchange My Shares Monthly

     I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

     FROM:   |_||_||_|                |_||_||_||_||_||_||_||_||_|  -   |_|
             Fund Number              Account Number (If existing)

             |_||_|,|_||_||_|.00    |_||_|
             Amount ($25 minimum)   Day of Exchange**

     TO:     |_||_||_|                |_||_||_||_||_||_||_||_||_|  -   |_|
             Fund Number              Account Number (If existing)

      ** Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

      You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

      Instructions: > Review the information in the Prospectus about telephone transaction services.

                    > If you select the telephone purchase or redemption
                      privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|   Purchases and Redemptions via EFT

      I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

================================================================================
      For shares recently purchased by check or electronic funds transfer redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally 15 calendar days after the purchase date.
================================================================================

================================================================================
      4. Your Shareholder Options (CONTINUED)
================================================================================

C. Systematic Withdrawal Plans (SWP) - Periodic Redemptions

 In order to establish a SWP, you must reinvest all dividends and capital gains.

|_| I authorize Alliance to transact periodic redemptions from my Fund account and send the proceeds to me as indicated below.

     1- |_||_||_|       |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number     Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     2- |_||_||_|       |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number     Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

     3- |_||_||_|       |_||_||_||_|            |_||_|,|_||_||_|.00    |_|
        Fund Number     Beginning Date (MM,DD)  Amount ($25 minimum)   Frequency

                                  Frequency:
                                  M = monthly
                                  Q = quarterly
                                  A = annually

Please send my SWP proceeds to:

|_|   My Address of Record (via check)

|_| The Payee and address specified in section 4E (via check) (Medallion Signature Guarantee required)

|_| My checking account-via EFT (complete section 4D) Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

D. Bank Information This bank account information will be used for:

      |_|   Distributions (Section 3)     |_|   Telephone Transactions
                                                (Section 4B)

      |_|   Automatic Investments         |_|   Withdrawals (Section 4C)
            (Section 4A)

================================================================================
      Please Tape a Pre-printed Voided Check Here*
================================================================================

                       [GRAPHIC OF VOIDED CHECK OMITTED]

* The above services cannot be established without a pre-printed voided check.

For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the Alliance mutual fund, all parties must sign in Section 5.

|_||_||_||_||_||_||_||_||_|         |_||_||_||_||_||_||_||_||_||_||_||_||_|
Your Bank's ABA Routing Number      Your Bank Account Number

|_|   Checking Account  |_|   Savings Account

================================================================================
      4. Your Shareholder Options (CONTINUED)
================================================================================

E. Third Party Payment Details Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

                  |_|   Distributions (Section 3)     |_|   Systematic
                                                            Withdrawals
                                                            (Section 4C)

|_||_||_||_||_||_||_||_||_||_|  |_|   |_||_||_||_||_||_||_||_||_||_|
Name (First Name)               (MI)  (Last Name)

|_||_||_||_||_||_||_|   |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
Street Number           Street Name

|_||_||_||_||_||_||_||_||_||_||_||_|      |_||_|      |_||_||_||_||_|
City                                      State       Zip code

F. Reduced Charges (Class A only) If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

       |_| A. Right of Accumulation

           Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

________________________   ________________________   ________________________
Tax ID or Account Number   Tax ID or Account Number   Tax ID or Account Number

       |_| B. Statement of Intent

           I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period.

           |_| $100,000   |_| $250,000   |_| $500,000   |_| $1,000,000

           If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

================================================================================
      Dealer/Agent Authorization - For selected Dealers or Agents ONLY.
================================================================================

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

 _________________________________     ____________________________
|                                 |   |                            |
|_________________________________|   |____________________________|
Dealer/Agent Firm                     Authorized Signature

 ____________________________    _     ____________________________
|                            |  | |   |                            |
|____________________________|  |_|   |____________________________|
Representative First Name       MI    Last Name

 _________________________________     ____________________________
|                                 |   |                            |
|_________________________________|   |____________________________|
Dealer/Agent Firm Number              Representative Number

 _________________________________     ____________________________
|                                 |   |                            |
|_________________________________|   |____________________________|
Branch Number                         Branch Telephone Number

 __________________________________________________________________
|                                                                  |
|__________________________________________________________________|
Branch Office Address

 _________________________________     _  _   _____________________
|                                 |   | || | |                     |
|_________________________________|   |_||_| |_____________________|
City                                  State  Zip Code

================================================================================
      5. Shareholder Authorization -- This section MUST be completed
================================================================================

      Telephone Exchanges and Redemptions by Check

      Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000.

            |_| I do not elect the telephone exchange service

            |_| I do not elect the telephone redemption by check service

      By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

      For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

      I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

      I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or I am waiting for a number to be issued to me and that I have not been notified that this account is subject to backup withholding.

      The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


 _______________________________________________________     ______
|                                                       |   |      |
|_______________________________________________________|   |______|
Signature                                                   Date

 _______________________________________________________     ______
|                                                       |   |      |
|_______________________________________________________|   |______|
Signature                                                   Date


__________________________________________
Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice
BONDPRO300

================================================================================
Signature Card
================================================================================

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

Medallion Signature Guarantee (see reverse)
                                                                ----------------
Dealer/Bank Name:......................................           *Information
                                                                  Necessary to
Fund Acct. No.:*.......................................         Complete Request
                                                                ----------------

Fund Name:*............................................

Account Name(s) as Registered:

 ................................................................................

 ................................................................................

Shareholder Address:

 ................................................................................

 ................................................................................

Social Security or Tax Identification Number:*

 ................................................................................

Authorized Signatures:

1...............................................................................

2...............................................................................

3...............................................................................

Joint Accounts check one:     |_| Either owner is authorized to sign Redemption
                                  Checks

                              |_| All owners are required to sign Redemption
                                  Checks

                              (If no box is checked, only one signature will be required.)

Checkbooks are not transferable to other accounts. If you change account numbers, change funds or change of ownership you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY       Subject to conditions on reverse side.

================================================================================
Signature Card
================================================================================

The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank.

      (1) if pertaining to an Alliance deposit account (the "Account") - to direct Alliance, which as the Depositor's agent and nominee maintains such Account on the Depositors behalf at one or more depository institutions, to withdraw funds from the Account in the amounts of such checks for deposit in this checking account. Alliance hereby appointed the Depositor's agent and, where appropriate, messenger for the purpose of effecting such withdrawals.

      (2) if pertaining to an Alliance Mutual Fund (the "Fund") - to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus or Statement of Additional Information for each Alliance mutual fund or deposit account as to which the Depositor has arranged to redeem shares or withdraw funds by check-writing. The Bank is further authorized to effect withdrawals or redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time, that the Bank has the right not to honor checks which do not meet the Banks normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.

Medallion Signature Guarantee - Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934. This would include such institutions such as banks and brokerage firms.

Send this card with any necessary authorizing documentation to:

Alliance Fund Services
Attn: Checkwriting Department
P.O. Box 786003
San Antonio, TX 78278-6003


















































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